FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

 Investment Company Act File Number: 811-3668


                     The Wright Managed Income Trust
                -----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 Alan R. Dynner

     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Name and Address of Agent for Services)

                                 (617) 482-8260
                                 --------------
                         (Registrant's Telephone Number)

                                   December 31
                             ------------------------
                             Date of Fiscal Year End

                                  June 30, 2003
                             ------------------------
                            Date of Reporting Period

-------------------------------------------------------------------------------

Item 1. REPORTS TO STOCKHOLDERS



               THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS



                           SEMI-ANNUAL REPORT

                           JUNE 30,2003

                  THE WRIGHT MANAGED EQUITY TRUST
                           o   Wright Selected Blue Chip Equities Fund
                           o   Wright Major Blue Chip Equities Fund
                           o   Wright International Blue Chip Equities Fund

                  THE WRIGHT MANAGED INCOME TRUST
                           o   Wright U.S. Treasury Money Market Fund
                           o   Wright U.S. Government Near Term Fund
                           o   Wright U.S. Government Intermediate Fund
                           o   Wright Total Return Bond Fund
                           o   Wright Current Income Fund

THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS
-------------------------------------------------------------------------------

THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS CONSISTS OF THREE EQUITY FUNDS FROM THE WRIGHT MANAGED EQUITY TRUST, A MONEY MARKET FUND AND FOUR OTHER FIXED INCOME FUNDS FROM THE WRIGHT MANAGED INCOME TRUST. EACH OF THE EIGHT FUNDS HAVE DISTINCT INVESTMENT OBJECTIVES AND POLICIES. THEY CAN BE USED INDIVIDUALLY OR IN COMBINATION TO ACHIEVE VIRTUALLY ANY OBJECTIVE. FURTHER, AS THEY ARE ALL "NO-LOAD" FUNDS (NO COMMISSIONS OR SALES CHARGES), PORTFOLIO ALLOCATION STRATEGIES CAN BE ALTERED AS DESIRED TO MEET CHANGING MARKET CONDITIONS OR CHANGING REQUIREMENTS WITHOUT INCURRING ANY SALES CHARGES.

APPROVED WRIGHT INVESTMENT LIST

Securities selected for equity portfolios are drawn from investment lists developed by Wright Investors' Service (Wright). Using bottom-up fundamental analysis, Wright first identifies companies suitable for fiduciary use as "investment grade." These investment grade companies are further screened against Wright's quality standards which have evolved since the 1960s. Those meeting or exceeding these standards are promoted to the Approved Wright Investment List or AWIL. These companies, in Wright's opinion, exhibit superior investment characteristics. There are separate lists for U.S. companies, non-U.S. companies, and fixed income securities. All the companies on the AWIL are soundly financed "Blue Chips" with established records of earnings profitability and equity growth. All have established investment acceptance and active, liquid markets. Companies which do not meet this quality criteria, but which are included in a major stock market index and which meet acceptable marketability and financial strength standards may be used when necessary to reduce benchmark tracking error but a majority of the stocks in any portfolio are selected from the Approved Lists.

THREE EQUITY FUNDS

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC) seeks to enhance total investment return of price appreciation plus income by providing active management of equities of well-established companies meeting strict quality standards.
Equities selected are limited to those companies whose current operations reflect defined, quantified characteristics which have been determined to offer comparatively superior total investment returns over the intermediate term. The fund attempts to outperform the Standard & Poor's Mid-Cap 400 Index.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC) seeks to enhance total investment return of price appreciation plus income by providing management of a broadly diversified portfolio of equities of larger well-established companies meeting strict quality standards. In selecting companies for this portfolio, Wright selects, based on quantitative formulae, those companies which are expected to do better over the intermediate term. The quantitative formulae takes into consideration factors such as over/under valuation and compatibility with current market trends. Investments in the portfolio are control weighted in the selected securities and industries. The fund attempts to outperform the Standard & Poor's 500 Index.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC) seeks total return consisting of price appreciation plus income by investing in a broadly diversified portfolio of equities of well-established, non-U.S. companies meeting strict quality standards. The portfolio may buy common stocks traded on the securities exchange of the country in which the company is based or it may purchase American Depositary Receipts (ADR's) traded in the United States. The portfolio is denominated in U.S. dollars and investors should understand that fluctuations in foreign exchange rates may impact the value of their investment.

A MONEY MARKET FUND

WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM) seeks a high rate of current income but with added safety that comes from limiting its investments to securities of the U.S. Government and its agencies. There may be an added advantage to investors that reside in states and municipalities that do not tax dividend income from mutual funds investing exclusively in U.S. Government securities.

FOUR FIXED-INCOME FUNDS

WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB) is a diversified portfolio concentrating on bonds and other obligations of the U.S. Government and U.S. Government Agencies with an average weighted maturity of between one and three years. This portfolio is designed to appeal to the investor seeking a high level of income that is normally somewhat less variable and normally somewhat higher than that available from short-term money market instruments and who is also tolerant of modest fluctuation in capital (i.e. compared with somewhat greater fluctuation likely with longer term fixed income securities). Dividends are accrued daily and paid monthly.

WRIGHT U.S. GOVERNMENT INTERMEDIATE FUND (WUSGI) seeks a high total return with an emphasis on income by investing in obligations of the U.S. Government and U.S. Government Agencies maintaining an average maturity of from two to six years. The fund does not invest in derivatives. Assets are allocated on the basis of Wright's economic outlook and expected trend in short-term interest rates. Dividends are accrued daily and paid monthly.

WRIGHT TOTAL RETURN BOND FUND (WTRB) is a diversified portfolio of investment grade government and corporate bonds and other debt securities of varying maturities which, in the Adviser's opinion, will achieve the portfolio objective of best total return (i.e. the best total of ordinary income plus capital appreciation). Accordingly, investment selections and maturities may differ depending on the particular phase of the interest rate cycle. Dividends are accrued daily and paid monthly.

WRIGHT CURRENT INCOME FUND (WCIF) may be invested in a variety of securities and may use a number of strategies including GNMAs to produce a high level of income with reasonable stability of principal. The fund reinvests all principal payments. Dividends are accrued daily and paid monthly.

TABLE OF CONTENTS
------------------

INVESTMENT OBJECTIVES..............................inside front cover

LETTER TO SHAREHOLDERS..............................................2

MANAGEMENT DISCUSSION...............................................3


                  FINANCIAL STATEMENTS

THE WRIGHT MANAGED EQUITY TRUST

   WRIGHT SELECTED BLUE CHIP EQUITIES FUND
     Portfolio of Investments..................10
     Statement of Assets & Liabilities.........13
     Statement of Operations...................13
     Statement of Changes in Net Assets........14
     Financial Highlights......................15

   WRIGHT MAJOR BLUE CHIP EQUITIES FUND
     Portfolio of Investments..................16
     Statement of Assets & Liabilities.........19
     Statement of Operations...................19
     Statement of Changes in Net Assets........20
     Financial Highlights......................21

   WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND
     Portfolio of Investments..................22
     Statement of Assets & Liabilities.........24
     Statement of Operations...................24
     Statement of Changes in Net Assets........25
     Financial Highlights......................26

   NOTES TO FINANCIAL STATEMENTS...............27




THE WRIGHT MANAGED INCOME TRUST

   WRIGHT U.S. TREASURY MONEY MARKET FUND
     Portfolio of Investments..................32
     Statement of Assets & Liabilities.........33
     Statement of Operations...................33
     Statement of Changes in Net Assets........34
     Financial Highlights......................35

   WRIGHT U.S. GOVERNMENT NEAR TERM FUND
     Portfolio of Investments..................36
     Statement of Assets & Liabilities.........37
     Statement of Operations...................37
     Statement of Changes in Net Assets........38
     Financial Highlights......................39

   WRIGHT U.S. GOVERNMENT INTERMEDIATE FUND
     Portfolio of Investments..................40
     Statement of Assets & Liabilities.........41
     Statement of Operations...................41
     Statement of Changes in Net Assets........42
     Financial Highlights......................43

   WRIGHT TOTAL RETURN BOND FUND
     Portfolio of Investments..................44
     Statement of Assets & Liabilities.........47
     Statement of Operations...................47
     Statement of Changes in Net Assets........48
     Financial Highlights......................49

   WRIGHT CURRENT INCOME FUND
     Portfolio of Investments..................50
     Statement of Assets & Liabilities.........54
     Statement of Operations...................54
     Statement of Changes in Net Assets........55
     Financial Highlights......................56

   NOTES TO FINANCIAL STATEMENTS...............57

LETTER TO SHAREHOLDERS
------------------------------------------------------------------------------



                                                 July 2003

Dear Shareholders:

         After making a second (or third) bottom in early March, the U.S. stock market rebounded into its best quarterly showing since 1998 during the second quarter of 2003, with the S&P 500 ending June up 14.9% for the quarter and 10.8% for the half. While we cannot say definitively that the great bear market of 2000-03 is finally over, it is beginning to look as if investors have turned their focus to the better economic growth and higher earnings forecast for the second half and in 2004. Bond performance, while positive, was a good deal tamer, as the Lehman Aggregate had a 3.9% return for the first half.

         After two quarters of laggard performance, the S&P mid-caps (17%) and S&P small-caps (20%) outperformed the S&P 500 big-cap benchmark in the second quarter of 2003; for the entire first half, mid-caps and small-caps had a slight edge on the S&P 500. Partly as a result of the strength of the euro - which appreciated by more than 5% relative to the dollar in Q2 - European markets led the other regions of the world with an average return of 22% in dollars, followed by non-Japan Asia (15%), and Japan (12%). For the half, non-Japan Asian markets were strongest, followed by the U.S., Europe, and Japan.

         The better tone in the markets since March has been the result of the successful prosecution of the war with Iraq, passage of $350 billion in tax cuts, signs of some stirring in the economic recovery and, late in June, another 25 basis-point interest rate reduction from the Federal Reserve. First-quarter GDP growth came in at a 1.4% annual rate, matching the fourth quarter's sluggish rate, and Q2 looks only modestly better - maybe 2.5% thanks to some increase in the consumer sector. The tax cuts of 2003 should provide a timely boost to disposable personal incomes, which have recently slowed to a 2% real growth rate from twice that level 12 months ago. The question that won't go away is: can consumers sustain the economy's momentum until growth picks up in business investment, which is still relatively soft following the investment bubble of the late 1990s. To date, durable goods order rates suggest only slight improvement in business spending.

         Nevertheless, consumer attitudes are quite a bit more positive than they were prior to the beginning of the war in Iraq, if not yet back to year-ago levels. Along with this improved consumer sentiment, the stock market's bounce off last year's bottom, abiding strength in residential real estate, low interest rates and tax reduction all support our view that the U.S. economy is poised for more respectable economic growth. In addition, weekly unemployment claims have stabilized, energy prices have come off their highs, and the lower dollar points to better export growth.

         Worries in the markets about deflation - the steady erosion of product prices (a la Japan) that threatens profits and jobs - receded as the second quarter ended, although the Federal Reserve still rates deflation a greater risk than renewed inflation. In the bond market, yields on 10-year Treasury bonds fell roughly 30 basis points during the second quarter, hitting 45-year lows in mid-June; and yields on corporate bonds fell even more, contributing to Q2 returns of close to 5%, nearly twice what U.S. Treasury bonds returned. The narrowing of credit spreads may be the best evidence we have that corporate profits are on the mend; higher stock prices and, over the final three weeks of the first half, rising Treasury bond yields lend support to the prospect of gathering strength in the economy. True, the expansion still looks like it will be on the moderate side, but there is very little risk of the Fed moving to slow things down any time soon.

         While better markets and improving economic conditions may be in only their early stages, one must guard against expecting that the new cycle will progress along the lines of the durable cycles of the 1980s and 1990s. On balance, though, the investment environment ahead looks reasonably positive for stocks, if not up to the double-digit percentage returns typical over the past two decades. Bond market prospects are more limited, although returns on investment-grade corporate bonds should stay ahead of inflation over the coming five years.

                                                Sincerely,

                                               /s/ Peter M. Donovan
                                               -------------------
                                                Peter M. Donovan
                                                President

MANAGEMENT DISCUSSION
-------------------------------------------------------------------------------





EQUITY FUNDS

After stocks moved lower in the first quarter of 2003, the second quarter was a good one for stocks, with the S&P 500 posting its best performance since the fourth quarter of 1998. Early in the year, investors were focused on the uncertainties posed by the pending war with Iraq. The initial trigger for the rally that began in mid-March was the expectation that the ouster of Saddam Hussein's regime in Iraq would proceed swiftly. The uptrend persisted through the second quarter, as investors began to anticipate a pickup in the pace of economic recovery. The Bush tax cut, which included a tax cut on dividends, also helped stocks. Equity investors were able to shrug off the threat of deflation hinted at by the Federal Reserve about midway through the second quarter.

The S&P 500 rose nearly 11% in the first half of 2003. At mid-year, the benchmark stock index was 25% above last October's low, with virtually all of the gain achieved since mid-March. The Dow didn't do quite as well as the S&P 500, rising about 8% for the six months. The Nasdaq Composite jumped 22% in the first two quarters of 2003 and at midyear was up 46% from its low - although still down 67% from its March 2000 high. During the recent rally, the stock market's gains were broad based, with equity investors rediscovering a taste for riskier stocks. For example, in the second quarter, smaller was generally better, with the S&P MidCap 400 (+17%), S&P SmallCap 600 (+20%) and the Russell 2000 (+23%) all outperforming the S&P 500 large-cap benchmark. In a pattern reminiscent of the "rubbish rally" of the fourth quarter of 2002, investors preferred the lower-priced, lower-quality stocks within the S&P 500 in Q2. Stocks in the bottom half of the S&P 500 by price, market cap, and Wright Quality Rating outperformed those in the top half. In dollar terms, foreign stocks did a little better on average than U.S. stocks in the second quarter, but for the first half of 2003, the MSCI World ex U.S. index rose 8% in price, lagging the S&P 500's 11%.

Despite the prospects for modestly better economic growth in the months ahead, a pause in the stock market's climb, or even some giveback, wouldn't be too surprising. With the market rising so far so fast, one has to be a little concerned that stock prices have gotten ahead of the fundamentals. In fact, stocks have been treading water in the early part of the third quarter. The next upleg in the stock market may take some persistently positive economic news to get firmly established. Even so, commitments made to high-quality equities at the present time should prove to be rewarding over the next 12 to 18 months.

                                      2003   2002  2001   2000  1999   1998   1997  1996   1995  1994   1993  1992   1991
  Total Return                        6 Mos  Year  Year   Year  Year   Year   Year  Year   Year  Year   Year  Year   Year
----------------------------------------------------------------------------------------------------------------------------------

  Wright Selected Blue Chip Fund
     (WSBC)                           8.9%  -17.0%-10.2%  10.8%  5.8%  0.1%   32.7% 18.6%  30.3% -3.5%  2.1%  4.7%   36.0%
  Wright Major Blue Chip Fund
     (WMBC)                           9.1%  -24.5%-16.9% -12.5% 24.0% 20.4%   33.9% 17.6%  29.0% -0.7%  1.0%  8.0%   38.9%
  Wright International Blue Chip Fund
     (WIBC)                          10.4%  -14.5%-24.2% -17.6% 34.3%  6.1%    1.5% 20.7%  13.6% -1.6% 28.2% -3.9%   17.2%


WRIGHT SELECTED BLUE CHIP EQUITIES FUND

The Wright Selected Blue Chip Fund (WSBC) gained 8.9% during the first half of the year, as compared to a 12.4% return for its benchmark, the S&P MidCap 400. Mid cap stocks rose more than large cap stocks during the first half of the year as a strong second quarter for mid- and small-cap stocks led the equity market rebound. The breadth of the market's rise during the first half of the year is reflected in the fact that all ten sectors of the S&P MidCap 400 had a positive return, led by Healthcare (+25%), Telecomm Services (+19%) and Technology (+17%).

The WSBC Fund earned positive relative performance from Financials, as a slight overweight and positive stock selection in diversified financials contributed to relative performance. The Fund also benefited from better stock selection in Utilities and Telecomm Services. The WSBC Fund was hurt most by its underperformance in Consumer Discretionary and Information Technology stocks, which rose but did not keep up with the benchmark. Most of the Fund's underperformance came during the second quarter compared to the S&P MidCap 400 and was largely due to investor preference for small, low-priced and low-quality stocks. The WSBC Fund did not hold some of the best-performing companies in the benchmark (such as Millennium Pharmaceuticals, +100%, and Powerwave Technology, +81%) because of their poor fundamentals. The fund's performance was helped by the strong performance of Sandisk (+141%) and E*Trade (+102). While quality stocks may lag for short periods, in the long run they provide the best investment returns. The WSBC Fund overall has mid-cap stocks with stronger balance sheets than the S&P MidCap benchmark average. Historical and projected earnings growth rates are also better. The superior growth prospects of the WSBC Fund's holdings are currently valued at a lower P/E multiple than the S&P MidCap 400's.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND
The Wright Major Blue Chip Fund (WMBC) is managed as a blend of the mostly large-cap growth and value stocks in the S&P 500, which is its primary benchmark. After outperforming the S&P 500 in the first quarter, the WMBC returned 12.1% in the second quarter, a solid return though somewhat behind the 15.4% for the S&P 500 and the 14.7% for an average of 194 large-cap blend funds in the Morningstar database. In the first half of 2003, the WMBC Fund returned 9.1%, compared to 11.8% for the S&P 500 and 10.8% for the Morningstar benchmark. The Fund's best-performing sectors for the first six months of the year were Financial (14.2%), Information Technology (13.6%), and Healthcare (11.1%). The worst-performing sectors for the same period were Materials (-7.3%), Consumer Staples (-1.6%), and Telecom Services (5.8%).

The WMBC Fund's make-up is tilted toward the larger, higher-quality issues in the S&P 500, and this worked against it in the second quarter. Examples of the type of high-quality issues held in the Fund that underperformed the benchmark were Johnson & Johnson (-10.3%) and 3M (-0.3%). Both stocks did well in Q1 returning 8.2% and 6.0%, respectively, while the S&P declined 3.2%. On the other hand, in Q2 Avaya and Allegheny Technologies, which the Fund does not hold and are not expected to be profitable this year, returned 217% and 130%, respectively. The Fund did benefit from holding some of the better-performing energy stocks in the April-June period. Also among the Fund's positive contributors in the second quarter were Best Buy (+63%), AOL Time Warner (+48%), Citigroup (+25%) and Intel (+28.0%).

In June, investors seemed to shift more toward the quality sector of the market, and that trend appeared to be holding in early July. The Fund's positioning continues to reflect the philosophy that quality securities provide better investment returns over the long run. At June 30, the holdings in the WBC Fund were on average more profitable and faster growing than those in the S&P 500 and also had stronger balance sheets. Forecast earnings growth for the Fund holdings was better, while the forward P/E was about the same.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND
In a change from the first quarter, international stock markets did better than the U.S. market in Q2. Solid local currency returns were augmented by the depreciation of the dollar. The Wright International Blue Chip Fund (WIBC) is ahead of the benchmarks for the first half of 2003, returning 10.4% compared with 10.3% for the MSCI World excluding U.S. index and 8.4% for the Morningstar group.

At the beginning of the year we felt that valuations were quite attractive in Europe, the European Central Banks would need to provide monetary stimulation, oil prices would decline and not plunge from over $30 a barrel to around $20-$25 and lastly that the Euro remained undervalued. Against this backdrop, WIBC was overweighted in the Eurozone, overweighted in the Euro and overweighted in Energy and Banks. This strategy paid off in the first six months with banks, insurance and energy groups being the top performing industry groups in the Fund. WIBC returns were positively affected by its holdings in Barclays, Bank of Nova Scotia, Cepsa, E.ON and Endesa. On the other hand the Fund's return was detracted by its holdings in Sony, which had disappointing results due to soft sales in U.S. and the weaker U.S. dollar.

In terms of country contribution the Fund was helped by its exposure in Eurozone, United Kingdom and Hong Kong. The rally in Japan detracted from performance as the Fund was underweighted in Japan and also because the Japanese market returns were driven partly by poor-quality, financially troubled banks and financial institutions. We remain cautiously optimistic on the prospects in Japan. Going forward the Fund will continue with its focus on high-quality issues and may add selectively to its Japanese exposure.

FIXED-INCOME FUNDS

After a volatile first quarter, bond prices rallied in the second in the wake of the FOMC's May 6 meeting. Although the Fed left rates unchanged in May, it noted that there was a risk, which it described as small, that the economy might undergo a period of deflation, or something close to it, which also implies economic stagnation. The Fed appeared to be making the point that it would do whatever was needed to keep deflation at bay. Bond investors assumed that this would include buying long Treasury securities to reduce long-term interest rates if it ran out of ammunition at the short end of the yield curve. (This assumption has since come into question.) The 10-year Treasury yield began the year at about 3.8%, got close to 4.2% in the first quarter, then moved to as low as 3.1% in June before bonds gave back some of their gains late in the quarter.

The Lehman U.S. aggregate fixed-income index had a return of 3.9% in first half of 2003. Corporates led the fixed-income market with a 7.7% return. BBB-rated issues topped the investment-grade corporate sector, returning more than 10%. Treasury bonds returned 3.7%, with longer maturities doing better than shorter. Returns on government agency bonds averaged 3.4% for the six months. With heavy prepayments (the result of refinancing prompted by low interest rates) dimming their appeal, mortgage-backed issues lagged with a return of less than 2.0% in the first half of 2003.

Bond market prospects appear to be limited in the near term. In the past few weeks, bonds have given up some of their recent gains in response to signs of improving economic growth and higher federal budget deficits. Even though the risk of significantly higher inflation is very small and we expect the Fed to keep interest rates low for some time, some further rise in bond yields is likely going forward. We continue to look for spread products to add return to fixed-income portfolios.

                                      2003   2002  2001   2000  1999   1998   1997  1996   1995  1994   1993  1992   1991
  Total Return                       6 Mos.  Year  Year   Year  Year   Year   Year  Year   Year  Year   Year  Year   Year
-------------------------------------------------------------------------------------------------------------------------------

  Wright U.S. Treasury Money Market
     Fund (WTMM)                      0.4%   1.6%  3.7%    5.4%  4.3%  4.7%   4.8%  4.9%   5.3%   3.6%  2.5%  3.3%   n.a.
  Wright U.S. Gov't. Near-Term
     Bond Fund (WNTB)                 1.0%   5.4%  6.8%    6.9%  1.9%  6.0%   5.9%  3.9%   11.9% -3.1%  8.0%  6.3%   13.1%
  Wright U.S. Gov't. Intermediate
     Bond Fund (WUSGI)                2.4%   8.1%  5.4%   12.6% -4.0% 10.0%   9.1% -1.2%   28.2% -8.6% 15.9%  7.1%   17.6%
  Wright Total Return Bond Fund
     (WTRB)                           3.9%   9.0%  5.0%   10.6% -3.9%  9.6%   9.3%  0.9%   22.0% -6.6% 11.0%  7.1%   15.4%
  Wright Current Income Fund
     (WCIF)                           1.1%   7.7%  7.2%   10.3%  0.5%  6.5%   8.6%  4.4%   17.5% -3.3%  6.6%  6.7%   15.3%





WRIGHT U.S. TREASURY MONEY MARKET FUND

The Wright U.S. Treasury Money Market Fund (WTMM) invests primarily in U.S. government issues that are backed by the full faith and credit of the U.S. government (U.S. Treasury securities). During the first half of 2003, yields on 90-day Treasury bills dipped under 1.0%. The Federal Reserve held its target fed funds rate at 1.25%, until late June, when it cut the rate to 1.0%, the lowest since the 1950s. WTMM returned 0.4% for the first six months of 2003, slightly less than the 0.6% return on 90-day T-bills but ahead of the 0.3% return reported for the average Treasury money market fund. In our view, if the economic environment does improve before year-end as we expect, short-term rates could begin to move higher as investors anticipate Fed tightening.

WRIGHT U.S. GOVERNMENT NEAR TERM FUND

The Wright U.S. Government Near-Term Fund (WNTB) is positioned to offer a better return than money market funds with less sensitivity to changes in interest rates than longer maturity funds. The fund invests primarily in U.S. government issues and maintains an average maturity of between one and three years. WNTB returned 1.0% over the first two quarters of 2003, compared to 1.4% for both the Lehman and Morningstar benchmarks. However, WNTB outperformed the average money market fund's 0.3% for the first six months. The fund also offered an indicated annual yield of 2.9% at the end of June.

After reaching a high of 1.86% early in the year, the yield on the two-year Treasury got as low as 1.08% before finishing the second quarter at 1.30%. The Fund's duration of 1.6 years at the end of the second quarter was slightly shorter than the Lehman 1-3 year government index's duration of 1.7 years. The shorter duration stance hampered the Fund's performance a bit, but WIS continues to lean toward short duration in anticipation of rising interest rates in the future. At midyear, WNTB was invested 21% in U.S. Treasury securities, 69% in Government Agency issues, and 10% in mortgage-backed issues. Low Treasury yields favor the continued use of agency and mortgage-backed issues.

WRIGHT U.S. GOVERNMENT INTERMEDIATE FUND

The Wright U.S. Government Intermediate Fund (WUSGI) is positioned as an intermediate maturity fund with little credit risk. The fund invests primarily in U.S. government issues and maintains an average maturity of between two and six years. For the first half of 2003, WUSGI returned 2.4%, compared to 2.6% for the Lehman U.S. government intermediate bond index and a 2.4% average return for 115 intermediate government bond funds in the Morningstar database.

The WUSGI Fund is now more than half invested in government agency issues and also has about a 10% allocation in mortgage-backed issues. The Fund's overweighting in agency bonds helped the performance relative to the benchmark, since intermediate agency issues outperformed Treasuries of similar maturity in the first half of 2003. However, the return on the MBS allocation lagged. Also having a negative impact was the Fund's shorter duration than the Lehman benchmark; the Fund's duration was 2.9 years at June 30, compared to 3.2 for the Lehman government intermediate index. With bond yields expected to rise in the second half of 2003, the Fund is maintaining a bias toward short duration and an overweight position in spread products in order to improve returns.

WRIGHT TOTAL RETURN BOND FUND

In the first six months of 2003, the Wright Total Return Bond Fund (WTRB), a diversified bond fund, returned 3.9%, matching the return of the Lehman U.S. Aggregate Bond Index but slightly behind the 4.1% return for an average of 139 total return bond funds in the Morningstar database.

The fund's returns were enhanced by its overweight position in corporates, which was the best-performing sector in the first half of 2003, and an underweight positioning in mortgage-backed issues, which lagged the rest of the fixed-income market. At June 30, 2003, the Fund was invested 32% in Corporates; 24% in Treasuries; 16% in agencies; 23% in mortgage-backed issues; 4% in asset-backed issues; and less than 1% in cash. In anticipation of an improving economy and higher interest rates ahead, the Fund has maintained its tilt towards a shorter maturity and duration target relative to its benchmark (which is helping in the first few weeks of Q3). The Fund also looks to enhance its return by staying overweight in corporate issues. A shift back to mortgages from Treasuries is possible if mortgage spreads become more attractive.

WRIGHT CURRENT INCOME FUND

The Wright Current Income Fund (WCIF) is about 85% invested in GNMA issues (mortgage-based securities, known as Ginnie Maes, with explicit backing from the Federal government). Returns on Ginnie Maes lagged the Lehman aggregate return in the first half of 2003 as low mortgage rates kept prepayment risk high and reduced these securities' appeal. For the first six months of 2003, WCIF returned 1.1%, slightly behind the 1.4% return for the Lehman GNMA index and the 1.6% return for the average of 65 Morningstar government mortgage funds.

The WCIF Fund is actively managed to maximize income and minimize principal fluctuation. To reduce the impact of mortgage prepayments, in the first half of 2003 the WCIF Fund continued to emphasize lower-coupon issues. With the economy expected to improve, WIS anticipates that interest rates will rise before the end of 2003. As this happens, the Fund will look for opportunities to shift to higher-coupon issues, which do better in a rising interest rate environment. At the end of the second quarter, the WCIF Fund had an indicated annual yield of 4.8% with virtually no credit risk, making it attractive for income-oriented investors.


U.S. SECURITIES MARKETS -------------------------------------------------------

The Dow Jones Industrial Average chart shows the point changes in the average which consists of 30 major NYSE industrial companies and is a price-weighted arithmetic average, with the divisor adjusted for stock splits. The yield chart shows the basis point changes in the U.S. Treasury bond which is the benchmark U.S. Treasury bond with a maturity of 10 years.

The following plotting points are used for comparison in the mountain charts.


       Date           Dow Jones           U.S. 10 Year
                   Industrial Average   Treasury Bond Yield

      12/31/93         3754.09               5.83%
      12/31/94         3834.44               7.84%
      12/31/95         5117.12               5.58%
      12/31/96         6448.27               6.43%
      12/31/97         7908.25               5.75%
      12/31/98         9181.43               4.65%
      12/31/99       11,497.12               6.44%
      12/31/00       10,786.85               5.11%
      12/31/01       10,021.50               5.00%
      12/31/02        8,341.63               3.82%
      06/30/03        8,985.44               3.52%
--------------------------------------------------------------------------------

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - June 30, 2003 (unaudited)



                                       Shares       Value
                                      -------      -------
 EQUITY INTERESTS - 99.6%

AUTOMOBILES & COMPONENTS - 3.1%

ArvinMeritor, Inc...................   9,065   $    182,932
BorgWarner, Inc.....................   4,550        293,020
Carlisle Cos., Inc..................   4,065        171,380
Lear Corp*..........................   8,185        376,674
                                                -----------
                                               $  1,024,006
                                                -----------


BANKS - 10.4%

Bank of Hawaii Corp.................  10,715   $    355,202
City National Corp..................   3,295        146,825
Compass Bancshares, Inc.............   9,970        348,252
First Virginia Banks, Inc...........   4,620        199,214
Greenpoint Financial Corp...........   9,275        472,468
M&T Bank Corp.......................   6,970        587,013
New York Community Bankcorp.........  16,510        480,276
Roslyn Bancorp Inc..................   8,065        173,317
Sovereign Bancorp Inc...............  23,570        368,870
Webster Financial Corp..............   7,150        270,270
                                                -----------
                                               $  3,401,707
                                                -----------



CAPITAL GOODS - 3.3%

Ametek Inc..........................   3,340    $   122,411
Donaldson Co., Inc..................   4,255        189,135
Jacobs Engineering Group, Inc.*.....   7,790        328,348
Pentair, Inc........................   6,030        235,532
Vishay Intertechnology, Inc*........  16,370        216,084
                                                -----------
                                               $  1,091,510
                                                -----------



CHEMICALS - 1.6%

Albemarle Corp......................  5,960    $    166,701
Cytec Industries, Inc.*.............   6,610        223,418
Lubrizol Corp.......................   4,025        124,735
                                                -----------
                                               $    514,854
                                                -----------


COMMERCIAL SERVICES & SUPPLIES - 4.3%

Bandag, Inc.........................   3,230   $    120,382
Ceridian Corp.*.....................   9,340        158,500
Choicepoint, Inc*...................   6,440        222,309
Corinthian Colleges, Inc.*..........   4,795        232,893
Manpower, Inc.......................   6,660        247,019
Republic Services, Inc. - Class A*..  18,240        413,501
                                                -----------
                                               $  1,394,604
                                                -----------


COMPUTERS & PERIPHERALS - 4.8%

CDW Corp.*..........................   4,830   $    221,214
CSG Systems International, Inc.*....  11,890        168,006
Imation Corp........................   6,585        249,045
Sandisk Corp.*......................  10,165        410,158
Storage Technology Corp.*...........  12,420        319,691
Tech Data Corp.*....................   7,705        205,801
                                                -----------
                                               $  1,573,915
                                                -----------


CONSUMER DURABLES & APPAREL - 1.7%

Coach, Inc.*........................   3,765   $    187,271
Mohawk Industries, Inc.*............   6,870        381,491
                                                -----------
                                               $    568,762
                                                -----------


DIVERSIFIED FINANCIALS - 3.9%

E*Trade Group, Inc.*................  45,260   $    384,710
Legg Mason, Inc.....................   8,610        559,219
New Plan Excel Realty Trust REIT....  13,665        291,748
                                                -----------
                                               $  1,235,677
                                                -----------




ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.0%
Diebold, Inc........................   4,655   $    201,329
Energizer Holdings, Inc.*...........  14,205        446,037
                                                -----------
                                               $    647,366
                                                -----------


ENERGY - 7.8%

Ensco International, Inc............   6,770   $    182,113
Equitable Resources, Inc............   7,575        308,605
FMC Technologies, Inc.*.............  12,190        256,599
Forrest Oil Corp.*..................   8,900        223,568
Peabody Energy Corp.................  10,145        340,771
Pogo Producing Co...................  11,230        480,082
Smith International, Inc.*..........   7,120        261,589
Valero Energy Corp..................   4,515        164,030
XTO Energy, Inc.....................  16,593        333,685
                                                -----------
                                               $  2,551,042
                                                -----------



FOOD, BEVERAGE & TOBACCO - 3.9%

Constellation Brands, Inc.-Class A*.  10,485   $    329,229
Dean Foods Co.*.....................  12,492        393,498
Pepsiamericas, Inc..................   7,475         93,886
Sensient Technologies Corp..........   4,180         96,098
Smucker Co. (J.M.) .................   5,090        203,040
Universal Corp......................   3,835        162,220
                                                -----------
                                               $  1,277,971
                                                -----------

HEALTH CARE EQUIPMENT & SERVICES - 6.4%
AdvancePCS*.........................   7,705   $    294,562
Apria Healthcare Group, Inc.*.......   9,835        244,695
Coventry Health Care, Inc.*.........   4,795        221,337
Dentsply International, Inc.........   5,725        234,152
Edwards Lifesciences Corp.*.........   8,280        266,119
Health Net, Inc.*...................  13,330        439,223
Steris Corp.*.......................   7,185        165,902
Universal Health Services,
  Inc. - Class B*...................   5,260        208,401
                                                -----------
                                               $  2,074,391
                                                -----------


HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 2.5%
D.R. Horton, Inc....................   7,835   $    220,163
Hon Industries, Inc.................   6,235        190,168
Lennar Corp.........................   5,160        368,940
                                                -----------
                                               $    779,271
                                                -----------


HOTELS, RESTAURANTS & LEISURE - 3.5%

Applebee's International, Inc.......   5,300   $    166,579
Brinker International, Inc.*........   9,250        333,185
Gtech Holdings Corp.*...............   8,230        309,860
Mandalay Resort Group...............   4,265        135,840
Outback Steakhouse, Inc.............   4,905        191,295
                                                -----------
                                               $  1,136,759
                                                -----------


INSURANCE - 6.2%

American Financial Group, Inc.......   9,635   $    219,678
Everest Re Group, Ltd...............   5,275        403,538
Fidelity National Financial, Inc....   7,456        229,347
First American Corp.................   6,080        160,208
HCC Insurance Holdings, Inc.........   5,090        150,511
Leucadia National Corp..............   9,325        346,144
Protective Life Corp................   7,880        210,790
Radian Group, Inc...................   4,745        173,904
Stancorp Financial Group............   2,505        130,811
                                                -----------
                                               $  2,024,931
                                                -----------


MATERIALS - 2.2%

Airgas, Inc.........................  12,410   $    207,868
Precision Castparts Corp............   9,240        287,364
Valspar Corp........................   5,215        220,177
                                                -----------
                                               $    715,409
                                                -----------


MEDIA - 2.0%

Belo Corp. - Class A................  14,770   $    330,257
Westwood One, Inc.*.................   9,585        325,219
                                                -----------
                                               $    655,476
                                                -----------


PHARMACEUTICALS & BIOTECHNOLOGY - 7.0%

Barr Laboratories, Inc.*............   4,987   $    326,649
Gilead Sciences, Inc.*..............   4,700        261,226
Idec Pharmaceuticals Corp.*.........   6,975        237,150
Mylan Laboratories, Inc.............  14,930        519,116
Omnicare, Inc.......................  10,145        342,800
Perrigo Company.....................  11,295        176,654
Pharmaceutical Resources, Inc.*.....   3,440        167,390
SICOR, Inc.*........................  11,925        242,555
                                                -----------
                                               $  2,273,540
                                                -----------


RETAILING - 5.4%

Abercrombie & Fitch Co. - Class A*..   9,330   $    265,065
Blyth, Inc..........................   6,350        172,720
Borders Group, Inc.*................   7,155        126,000
Chico's FAS, Inc.*..................   5,560        117,038
Claire's Stores, Inc................   8,060        204,402
Neiman Marcus Group, Inc. - Class A*   6,920        253,272
Pier 1 Imports, Inc.................   8,380        170,952
Ross Stores, Inc....................   7,130        304,736
Saks, Inc.*.........................  15,230        147,731
                                                -----------
                                               $  1,761,916
                                                -----------



SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.9%
International Rectifier Corp.*......   6,725   $    180,365
Lam Research Corp.*.................  11,815        215,151
Microchip Technology, Inc...........   5,380        132,509
Semtech Corp.*......................   7,060        100,534
                                                -----------
                                               $    628,559
                                                -----------


SOFTWARE & SERVICES - 5.4%

Affiliated Computer Services, Inc.*.   6,290   $    287,642
Checkfree Corp.*....................   5,815        161,890
Fair Isaac, Inc.....................   2,485        127,853
Internet Security Systems*..........   5,450         78,971
Macromedia, Inc.*...................  10,520        221,341
Reynolds & Reynolds Co. - Class A...  10,180        290,741
Sybase, Inc.*.......................  15,305        212,893
Synopsys, Inc.*.....................   6,295        389,346
                                                -----------
                                               $  1,770,677
                                                -----------



TELECOMMUNICATION SERVICES - 1.2%

Adtran, Inc.*.......................   4,240   $    217,470
Cincinnati Bell, Inc.*..............  25,560        171,252
                                                -----------
                                               $    388,722
                                                -----------

TRANSPORTATION - 1.5%

Expeditors International
  Washington, Inc...................   5,230   $    181,167
J.B. Hunt Transport Services, Inc.*.   5,345        201,774
Overseas Shipholding Group..........   5,325        117,203
                                                -----------
                                               $    500,144
                                                -----------


UTILITIES - 7.6%

Allete, Inc.........................   8,320   $    220,896
Great Plains Energy, Inc............   4,750        137,180
Hawaiian Electric Industries, Inc...   5,965        273,495
NSTAR Corp..........................   7,665        349,141
Puget Energy, Inc...................  10,490        250,396
Questar Corp........................  11,175        374,027
SCANA Corp..........................  11,410        391,135
Sierra Pacific Resources Co.*.......  23,530        139,768
Wisconsin Energy Corp...............  11,990        347,710
                                                -----------
                                               $  2,483,748
                                                -----------


TOTAL EQUITY INTERESTS - 99.6%
  (identified cost, $28,123,137)               $ 32,474,957

OTHER ASSETS,
  LESS LIABILITIES  - 0.4%                          139,609
                                                -----------


NET ASSETS - 100%                              $ 32,614,566
                                               ============


* Non-income-producing security
See notes to financial statements

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
-------------------------------------------------------------------------------

                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 2003 (unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments at value
    (identified cost, $28,123,137) (Note 1A)   $ 32,474,957
  Cash....................................          274,766
  Receivable for fund shares sold.........           28,362
  Receivable from investment adviser......           55,477
  Dividends receivable....................           22,009
  Other assets............................            3,007
                                               ------------
    Total assets..........................     $ 32,858,578
                                               ------------
LIABILITIES:
  Payable for fund shares reacquired......     $    217,620
  Transfer agent fee payable..............            5,914
  Accrued expenses and other liabilities..           20,478
                                               ------------
    Total liabilities.....................     $    244,012
                                               ------------
NET ASSETS................................     $ 32,614,566
                                               =============
NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $ 30,214,704
  Accumulated undistributed net realized loss
   on investments (computed on the basis of
   identified cost).......................      (2,838,249)
  Unrealized appreciation on investments
   (computed on the basis of identified cost)     4,351,820
  Undistributed net investment income.....          886,291
                                               ------------
   Net assets applicable to outstanding
    shares................................     $ 32,614,566
                                               =============
  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................        3,282,248
                                               =============
  NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................     $       9.94
                                               =============





                             STATEMENT OF OPERATIONS

                   Six Months Ended June 30, 2003 (unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C):

  Dividend income.........................     $    157,758

  Expenses -
   Investment adviser fee (Note 2)........     $     94,674
   Administrator fee (Note 2).............           18,935
   Compensation of Trustees not employees of the
    investment adviser or administrator...            8,001
   Custodian fee..........................           48,362
   Distribution expenses (Note 3).........           39,445
   Transfer and dividend disbursing agent fees       11,590
   Shareholder Communications.............            4,440
   Printing...............................            2,535
   Audit services.........................           38,250
   Legal services.........................            4,621
   Registration costs ....................           11,090
   Miscellaneous..........................            3,748
                                               ------------
    Total expenses........................     $    285,691
                                               ------------
  Deduct -
   Preliminary allocation of expenses to
    investment adviser (Note 2)...........     $   (55,477)
   Preliminary reduction of distribution expenses
    by principal underwriter (Note 3) ....         (32,955)
                                               ------------
    Total deductions......................     $   (88,432)
                                               ------------
      Net expenses........................     $    197,259
                                               ------------
        Net investment loss...............     $   (39,501)
                                               ------------



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)................     $(2,413,638)
  Change in unrealized appreciation (depreciation)
   of investments ........................        5,096,313
                                               ------------
   Net realized and unrealized gain of
    investments...........................     $  2,682,675
                                               ------------

    Net increase in net assets from
      operations..........................     $  2,643,174
                                               =============


See notes to financial statements

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
-------------------------------------------------------------------------------



                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2003          Dec.31, 2002
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        (unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment loss........................................................     $    (39,501)         $   (179,784)
     Net realized gain (loss) on investments....................................       (2,413,638)                3,548
     Change in unrealized appreciation (depreciation) of investments............        5,096,313            (7,560,843)
                                                                                      ------------          ------------
       Net increase (decrease) in net assets resulting from operations..........     $  2,643,174          $ (7,737,079)
                                                                                      ------------          ------------
   Distributions to shareholders (Note 1F) -
     From net realized gain.....................................................     $   (470,550)         $ (1,680,807)
                                                                                      ------------          ------------
       Total distributions......................................................     $   (470,550)         $ (1,680,807)
                                                                                      ------------          ------------
   Net increase (decrease) in net assets from fund share transactions (Note 4)..     $ (2,375,299)         $ (3,647,530)
                                                                                      ------------          ------------
   Net decrease in net assets...................................................     $   (202,675)         $(13,065,416)

NET ASSETS:

   At beginning of period.......................................................       32,817,241            45,882,657
                                                                                      ------------          ------------
   At end of period.............................................................     $ 32,614,566          $ 32,817,241
                                                                                     ==============        ==============

UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS
AT END OF PERIOD................................................................     $    886,291          $    925,792
                                                                                     ==============        ==============


See notes to financial statements

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
-------------------------------------------------------------------------------



                                                Six Months
                                                  Ended                   Year Ended December 31,
                                             ------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                         June 30, 2003(5)  2002(5)       2001(5)      2000(5)       1999        1998
---------------------------------------------------------------------------------------------------------------------------
                                                (Unaudited)

Net asset value, beginning of period........     $  9.270     $ 11.580     $  13.430    $  15.130    $  17.630    $ 19.200
                                                 --------     --------     ---------     ---------     --------    --------
Income (loss) from investment operations:

     Net investment (loss) income* .........     $ (0.011)    $ (0.046)    $  (0.045)   $  (0.041)   $   0.181    $  0.095
     Net realized and unrealized gain (loss)        0.814       (1.831)       (1.322)       1.638        0.638      (0.139)
                                                 --------     ---------     ---------     --------     --------     --------
         Total income (loss)
         from investment operations.........     $  0.803     $ (1.877)    $  (1.367)   $   1.597    $   0.819    $ (0.044)
                                                 --------     ---------     ---------     --------     --------     --------

Less distributions:

     Dividends from investment income.......     $  -         $  -         $   -        $   -        $  (0.055)   $ (0.090)
     Distributions from capital gains.......       (0.133)      (0.433)       (0.483)      (3.297)      (3.264)     (1.436)
                                                 ---------     --------     ---------     --------     --------     --------
         Total distributions................     $ (0.133)    $ (0.433)    $  (0.483)   $  (3.297)   $  (3.319)   $ (1.526)
                                                 ---------     --------     ---------     --------     --------     --------
Net asset value, end of period..............     $  9.940     $  9.270     $  11.580    $  13.430    $  15.130    $ 17.630
                                                 =========     ========      ========     ========     ========     ========
Total return(1) ............................        8.91%      (16.98%)      (10.15%)      10.75%        5.75%       0.14%

Ratios/Supplemental Data*:

     Net assets, end of period (000 omitted)     $  32,615    $  32,817    $  45,883    $  51,201    $  74,547    $220,965
     Ratio of net expenses to average net assets     1.25%(6)    1.26%(2)      1.26%(2)     1.26%(2)     1.16%(2)    1.11%(2)
     Ratio of net expenses after custodian fee
        reduction to average net assets(4)..        1.25%(6)     1.25%(2)      1.25%(2)     1.25%(2)     1.15%(2)    1.11%(2)
     Ratio of net investment income (loss) to average
        net assets..........................       (0.25%)(6)   (0.44%)       (0.38%)      (0.28%)       0.36%       0.46%
     Portfolio turnover rate  ..............           64%       119%(3)       67%(3)       55%(3)      106%(3)      78%(3)

-------------------------------------------------------------------------------------------------------------------------------

* For the six months ended June 30, 2003 and for the years ended December 31, 2002, 2001, 2000 and 1999, the operating expenses of the fund were reduced by an allocation of expenses to the distributor and/or investment adviser. Had such action not been undertaken, net investment income (loss) per share and the ratios would have been as follows:

                                                   2003         2002          2001         2000         1999
                                                   ---------------------------------------------------------

     Net investment income (loss) per share.     $ (0.036)    $ (0.064)    $  (0.057)   $  (0.051)   $   0.151
                                                 ==========   ==========   ==========   ==========   ==========
     Ratios (As a percentage of average net assets):

         Expenses...........................        1.81%(6)     1.43%(2)      1.37%(2)     1.33%(2)     1.22%(2)
                                                 ==========   ==========   ==========   ==========   ==========
         Expenses after custodian fee reduction(4)  1.81%(6)     1.42%(2)      1.36%(2)     1.32%(2)     1.21%(2)
                                                 ==========   ==========   ==========   ==========   ==========
         Net investment income (loss).......       (0.81%)(6)   (0.61%)       (0.49%)      (0.35%)       0.30%
                                                 ==========   ==========   ==========   ==========   ==========
---------------------------------------------------------------------------------------------------------------------------------

(1)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.
(2)Includes each fund's share of its corresponding portfolio's allocated expenses.
(3)Represents portfolio turnover rate of the fund's corresponding portfolio.
(4)Custodian fees were reduced by credits resulting from cash balances the fund and/or the portfolio maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.
(5)Certain per share amounts are based on average shares outstanding.
(6)Annualized.


See notes to financial statements

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - June 30, 2003 (unaudited)



                                       Shares       Value

 EQUITY INTERESTS - 99.3%

AUTOMOBILES & COMPONENTS - 1.4%

AutoNation, Inc.*...................  11,690   $    183,767
Cooper Industries, Inc. - Class A...   5,616        231,941
Paccar Inc..........................   7,575        511,767
                                                -----------
                                               $    927,475
                                                -----------


BANKS - 8.6%

Bank of America Corp................  21,429   $  1,693,534
First Tennessee National Corp.......  12,494        548,612
Golden West Financial Corp..........   6,460        516,865
KeyCorp.............................  15,110        381,830
Wachovia Corp.......................  16,359        653,706
Washington Mutual Inc...............  21,878        903,561
Wells Fargo & Co....................  23,435      1,181,124
                                                -----------
                                               $  5,879,232
                                                -----------



CAPITAL GOODS - 5.8%

General Electric Co.................  95,182   $  2,729,820
Power-One, Inc.*....................  11,927         85,278
United Technologies Corp............  16,200      1,147,446
                                                -----------
                                               $  3,962,544
                                                -----------



COMMERCIAL SERVICES & SUPPLIES - 1.8%

Apollo Group Inc. - Class A*........   6,585   $    406,690
Avery Dennison Corp.................       4            201
Ecolab, Inc.........................   9,527        243,891
First Data Corp.....................  13,265        549,702
                                                -----------
                                               $  1,200,484
                                                -----------



COMMUNICATIONS EQUIPMENT - 2.5%

Cisco System, Inc.*.................  77,261   $  1,289,486
Qualcomm, Inc.......................  10,962        391,891
                                                -----------
                                               $  1,681,377
                                                -----------


COMPUTER & PERIPHERALS - 3.0%

Computer Sciences Corp.*............   5,620   $    214,234
Dell Computer Corp.*................  25,429        812,711
EMC Corp.*..........................  25,355        265,467
Hewlett-Packard Co..................  13,015        277,219
Lexmark International, Inc.*........   3,216        227,596
Xerox Corp.*........................  26,351        279,057
                                                -----------
                                               $  2,076,284
                                                -----------



CONSUMER DURABLES & APPAREL - 1.0%

Eastman Kodak Co....................  12,269   $    335,557
Liz Claiborne, Inc..................  10,651        375,448
                                                -----------
                                               $    711,005
                                                -----------



DIVERSIFIED FINANCIALS - 8.1%

American Express Co.................  20,450   $    855,014
Bear Stearns Cos. (The), Inc........   9,796        709,426
Citigroup, Inc......................  50,989      2,182,329
Countrywide Credit Industries, Inc..   5,342        371,643
J.P Morgan Chase & Co...............  25,630        876,033
Lehman Brothers Holdings, Inc.......   4,645        308,800
Providian Financial Corp.*..........  28,329        262,327
                                                -----------
                                               $  5,565,572
                                                -----------


ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.9%
JDS Uniphase Corp.*.................  40,410   $    141,839
Linear Technology Corp..............   8,600        277,006
Sanmina-SCI Corp.*..................  31,374        197,970
                                                -----------
                                               $    616,815
                                                -----------


ENERGY - 7.8%

Apache Corp.........................  10,839   $    705,185
Burlington Resources, Inc...........   6,016        325,285
ChevronTexaco Corp..................  18,555      1,339,671
ConocoPhillips Co...................   8,640        473,472
Devon Energy Corp...................   5,855        312,657
Exxon Mobil Corp....................  36,600      1,314,306
Halliburton Co......................  17,925        412,275
Praxair, Inc........................   7,640        459,164
                                                -----------
                                               $  5,342,015
                                                -----------


FOOD & DRUG RETAILING - 0.8%

Kroger Co.*.........................  13,605   $    226,931
Sysco Corp..........................  10,566        317,403
                                                -----------
                                               $    544,334
                                                -----------

FOOD, BEVERAGE & TOBACCO - 3.2%

Anheuser Busch Cos., Inc............   4,172   $    212,981
Brown-Forman Corp. - Class B........   1,975        155,274
Coca Cola Co........................  10,285        477,327
ConAgra Foods, Inc..................       4             94
General Mills, Inc..................   8,635        409,385
McCormick & Co., Inc................   9,751        265,227
PepsiCo, Inc........................  14,938        664,741
                                                -----------
                                               $  2,185,029
                                                -----------


HEALTH CARE EQUIPMENT & SERVICES - 3.8%
Aetna, Inc..........................   6,768   $    407,434
Anthem, Inc.*.......................   3,760        290,084
Boston Scientific Corp.*............   7,311        446,702
C.R. Bard, Inc......................   5,072        361,684
Quest Diagnostics, Inc.*............   4,870        310,706
UnitedHealth Group, Inc.............   9,248        464,712
Wellpoint Health Networks, Inc.*....   4,050        341,415
                                                -----------
                                               $  2,622,737
                                                -----------


HEAVY MACHINERY - 1.1%

Caterpillar, Inc....................   7,210   $    401,309
Ingersoll-Rand Co. - Class A........   7,905        374,065
                                                -----------
                                               $    775,374
                                                -----------



HOME CONSTRUCTION, FURNISHINGS & APPL. - 0.4%
Whirlpool Corp......................   4,599   $    292,956
                                                -----------



HOTELS, RESTAURANTS & LEISURE - 0.4%

Cendant Corp.*......................  15,885   $    291,013
                                                -----------



HOUSEHOLD & PERSONAL PRODUCTS - 3.8%

Avon Products, Inc..................   8,466   $    526,585
Clorox Co...........................   8,310        354,421
Corning, Inc.*......................  20,900        154,451
Gillette Co. (The)..................  12,095        385,347
Procter & Gamble Co.................  13,435      1,198,133
                                                -----------
                                               $  2,618,937
                                                -----------


INSURANCE - 3.2%

AFLAC, Inc..........................  17,980   $    552,885
Allstate Corp.......................   8,404        299,603
AMBAC Financial Group, Inc..........   4,075        269,969
Chubb Corp..........................   4,505        270,300
Metlife, Inc........................  15,636        442,812
XL Capital, Ltd. - Class A..........   4,080        338,640
                                                -----------
                                               $  2,174,209
                                                -----------



MATERIALS - 0.9%

Du Pont (E.I.) de Nemours & Co......  14,186   $    590,705
                                                -----------


MEDIA - 3.8%

AOL Time Warner, Inc.*..............  40,672   $    654,412
Clear Channel Communications*.......  11,330        480,279
Tribune Co..........................  16,296        787,097
Viacom, Inc. - Class B*.............  16,250        709,475
                                                -----------
                                               $  2,631,263
                                                -----------



PHARMACEUTICALS & BIOTECHNOLOGY - 11.0%
Abbott Laboratories, Inc............  11,800   $    516,368
Allergan, Inc.......................   6,627        510,942
Amgen, Inc.*........................   9,618        639,020
Forest Laboratories, Inc. - Class A*   8,710        476,872
Genzyme Corp. - General Division*...   5,871        245,408
Johnson & Johnson, Inc..............  23,296      1,204,403
Medtronic, Inc......................  11,216        538,032
Merck & Co., Inc....................  24,681      1,494,435
Pfizer, Inc.........................  30,023      1,025,285
Watson Pharmaceuticals, Inc.*.......   9,616        388,198
Wyeth Corp..........................  10,715        488,068
                                                -----------
                                               $  7,527,031
                                                -----------



RETAILING - 8.4%

Bed Bath & Beyond, Inc.*............   6,614   $    256,689
Best Buy Co., Inc.*.................  12,726        558,926
Costco Wholesale Corp.*.............  10,615        388,509
eBay, Inc.*.........................   5,665        590,076
Gap (The), Inc......................  20,699        388,313
Home Depot, Inc.....................  16,855        558,238
J.C. Penney Co., Inc................       1             17
Lowes Cos., Inc.....................  10,016        430,187
Staples, Inc.*......................  17,271        316,923
Target Corp.........................  10,710        405,266
Wal-Mart Stores, Inc................  34,826      1,869,111
                                                -----------
                                               $  5,762,255
                                                -----------

SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.0%
Applied Materials, Inc.*............  20,540   $    325,764
Intel Corp..........................  60,963      1,267,055
QLogic Corp.*.......................   9,263        447,681
                                                -----------
                                               $  2,040,500
                                                -----------


SOFTWARE & SERVICES - 7.5%

International Business Machines Corp. 13,408   $  1,106,160
Mercury Interactive Corp.*..........   8,524        329,112
Microsoft Corp......................  85,039      2,177,849
Oracle Corp.*.......................  54,368        653,503
Symantec Corp.*.....................   7,150        313,599
Yahoo, Inc.*........................  16,198        530,646
                                                -----------
                                               $  5,110,869
                                                -----------


TELECOMMUNICATION SERVICES - 4.3%

Alltel Corp.........................  11,917   $    574,638
AT&T Wireless Services, Inc.*.......  24,422        200,505
Centurytel, Inc.....................  13,808        481,209
Citizens Communications Co.*........   8,385        108,083
Nextel Communications,
 Inc. - Class A*....................  28,857        521,735
Verizon Communications, Inc.........  26,562      1,047,871
                                                -----------
                                               $  2,934,041
                                                -----------


TRANSPORTATION - 1.0%

Fedex Corp..........................   5,004   $    310,398
Union Pacific Corp..................   6,921        401,556
                                                -----------
                                               $    711,954
                                                -----------


UTILITIES - 1.8%

Dominion Resources, Inc.............   5,520   $    354,770
Entergy Corp........................   7,288        384,661
Exelon Corp.........................   4,383        262,147
Sempra Energy.......................   8,630        246,214
                                                -----------
                                               $  1,247,792
                                                -----------



TOTAL EQUITY INTERESTS -- 99.3%
  (identified cost, $63,512,856)               $ 68,023,802

OTHER ASSETS, LESS LIABILITIES -- 0.7%              485,850
                                                -----------
NET ASSETS -- 100%                             $ 68,509,652
                                               ============




* Non-income-producing security.

See notes to financial statements

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
-------------------------------------------------------------------------------


                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 2003 (unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments at value
    (identified cost, $63,512,856) (Note 1A)   $ 68,023,802
  Cash....................................          407,476
  Receivable for fund shares sold.........           30,540
  Receivable from investment adviser......           27,364
  Dividends receivable....................           76,124
  Other assets............................            3,374
                                               ------------
    Total assets..........................     $ 68,568,680
                                               ------------

LIABILITIES:
  Payable for fund shares reacquired......     $     37,395
  Transfer agent fee......................            7,863
  Accrued expenses and other liabilities..           13,770
                                               ------------
    Total liabilities.....................     $     59,028
                                               ------------
NET ASSETS................................     $ 68,509,652
                                               ============
NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $104,221,508
  Accumulated undistributed net realized loss on
   investments (computed on the basis
   of identified cost)....................     (40,092,354)
  Unrealized appreciation on investments
   (computed on the basis of identified cost)    4,510,946
  Distributions in excess of net
   investment income......................        (130,448)
                                               ------------
   Net assets applicable to outstanding
    shares................................     $ 68,509,652
                                               =============
  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................        7,330,598
                                               =============
  NET ASSET VALUE, OFFERING PRICE
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................     $       9.35
                                               =============



                             STATEMENT OF OPERATIONS

                   Six Months Ended June 30, 2003 (unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C):
  Dividend income.........................     $    493,317

  Expenses -
   Investment adviser fee (Note 2)........     $    197,277
   Administrator fee - (Note 2)...........           39,455
   Compensation of Trustees not employees of the
    investment adviser or administrator...            8,001
   Custodian fee (Note 1D)................           48,185
   Distribution expenses  (Note 3)........           82,206
   Transfer and dividend disbursing agent fees       13,055
   Shareholder Communications.............            7,649
   Printing...............................            3,374
   Audit services.........................           31,600
   Legal services.........................            7,095
   Registration costs.....................            9,584
   Miscellaneous..........................            4,595
                                               ------------
    Total expenses........................     $    452,076
                                               ------------
  Deduct -
   Preliminary allocation of expenses to the
    investment adviser (Note 2)...........     $   (27,364)
   Preliminary reduction of distribution expenses
    by principal underwriter (Note 3).....         (13,564)
                                               ------------
    Total deductions......................     $   (40,928)
                                               ------------
    Net expenses..........................     $   411,148
                                               ------------
      Net investment income...............     $    82,169
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)................     $(2,983,633)
  Change in unrealized appreciation (depreciation)
   of investments.........................        8,689,421
                                               ------------
  Net realized and unrealized gain
   of investments.........................     $  5,705,788
                                               ------------

   Net increase in net assets from
    operation.............................     $  5,787,957
                                               =============


See notes to financial statements

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
-------------------------------------------------------------------------------



                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2003         Dec. 31,2002
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        (unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income .....................................................     $     82,169          $    191,576
     Net realized loss on investments...........................................       (2,983,633)          (16,457,346)
     Change in unrealized appreciation (depreciation) on investments............        8,689,421            (5,662,120)
                                                                                      ------------          ------------
       Net increase (decrease) in net assets resulting from operations..........     $  5,787,957          $(21,927,890)
                                                                                      ------------          ------------
   Distributions to shareholders

     From net investment income.................................................     $    (16,915)         $   (171,114)
                                                                                      ------------          ------------
       Total distributions......................................................     $    (16,915)         $   (171,114)
                                                                                      ------------          ------------
   Net increase (decrease) in net assets from fund share transactions (Note 4)
     Standard shares............................................................     $ (3,870,861)         $ (5,030,351)
     Institutional shares (Note 8)..............................................               --            (1,382,497)
                                                                                      ------------          ------------

   Net decrease in net assets from fund share transactions......................     $ (3,870,861)         $ (6,412,848)
                                                                                      ------------          ------------
   Net Increase (decrease) in net assets........................................     $  1,900,181          $(28,511,852)

NET ASSETS:

   At beginning of period.......................................................       66,609,471            95,121,323
                                                                                      ------------          ------------
   At end of period.............................................................     $ 68,509,652          $ 66,609,471
                                                                                     ==============        ==============
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME INCLUDED IN NET ASSETS
   AT END OF PERIOD.............................................................     $   (130,448)         $   (195,702)
                                                                                     ==============        ==============

See notes to financial statements

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
-------------------------------------------------------------------------------


                                                Six Months
                                                   Ended                   Year Ended December 31,
                                             -------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                         June 30, 2003(4)  2002(4)       2001(4)      2000(4)      1999(4)      1998
-----------------------------------------------------------------------------------------------------------------------------------
                                                (Unaudited)


Net asset value, beginning of period........     $  8.570     $ 11.380     $  13.690    $  16.290    $  13.670     $ 12.020
                                                 --------     --------     --------     --------     --------      --------
Income (loss) from investment operations:

     Net investment income (loss)(1) .......     $  0.011     $  0.024     $  (0.009)   $  (0.001)   $   0.042     $  0.091
     Net realized and unrealized gain (loss)        0.771       (2.812)       (2.301)      (2.005)       3.202        2.324
                                                 --------     --------     --------     --------     --------      --------
         Total income (loss)
         from investment operations.........     $  0.782     $ (2.788)    $  (2.310)   $  (2.006)   $   3.244     $  2.415
                                                 --------     --------     --------     --------     --------      --------
Less distributions:

     Dividends from investment income.......     $ (0.002)    $ (0.022)    $   -        $  (0.010)   $  (0.045)    $ (0.055)
     Distributions from capital gains.......        -            -             -           (0.584)      (0.579)      (0.710)
                                                 --------     --------     --------     --------     --------      --------
         Total distributions................     $ (0.002)    $ (0.022)    $   -        $  (0.594)   $  (0.624)    $ (0.765)
                                                 --------     --------     --------     --------     --------      --------
Net asset value, end of period..............     $  9.350     $  8.570     $  11.380    $  13.690    $  16.290     $ 13.670
                                                 ==========   ==========   ==========   ==========   ==========   ==========

Total Return(3) ............................        9.13%     (24.50%)       (16.87%)     (12.49%)      23.95%       20.43%

Ratios/Supplemental Data(1):

     Net assets, end of period (000 omitted)     $  68,510    $  66,609    $  93,696    $ 135,262    $ 144,359     $ 50,878
     Ratio of net expenses to average net assets     1.25%(7)     1.22%        1.13%        1.06%        1.05%        1.07%

     Ratio of net expenses after custodian fee
        reduction to average net assets(2)(6)        1.25%(7)     1.22%        1.13%        1.06%        1.05%        1.05%

     Ratio of net investment income (loss) to
        average net assets .................         0.25%(7)     0.25%       (0.08%)      (0.00%)(5)    0.27%        0.49%

     Portfolio turnover rate................           56%        130%           78%          88%          59%          36%

-----------------------------------------------------------------------------------------------------------------------------------

(1)For the six months ended June 30, 2003 and for the years ended December 31, 1999 and 1998, the operating expenses of the Fund were reduced by an allocation of expenses to the distributor and/or investment adviser. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                   2003                                                 1999         1998
                                                   ------                                         ----------------------------

     Net investment income per share........     $  0.006                                            $   0.034     $  0.052
                                                 ==========                                          ==========   ==========
     Ratios (As a percentage of average net assets):

       Expenses.............................        1.37%(7)                                             1.10%        1.28%
                                                 ==========                                          ==========   ==========
       Expenses after custodian fee reduction(2)    1.37%(7)                                             1.10%        1.26%

                                                 ==========                                          ==========   ==========
       Net investment income................        0.13%(7)                                             0.22%        0.28%
                                                 ==========                                          ==========   ==========

----------------------------------------------------------------------------------------------------------------------------------

(2)Custodian fees were reduced by credits resulting from cash balances the fund maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.
(3)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.
(4)Certain per share amounts are based on average shares outstanding.
(5)Amount represents less than (0.00%) of average net shares.
(6)Under a written agreement, Wright waives a portion of its advisory fee and assumes operating expenses to the extent necessary to limit expense ratios to 1.25%.

(7)Annualized.

See notes to financial statements

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - June 30, 2003 (unaudited)


                                      Shares       Value

 EQUITY INTERESTS - 99.6%

AUSTRALIA - 3.0%

Australia & New Zealand Banking
 Group.............................. 49,150     $   613,431
Bhp Billiton, Ltd................... 33,100         191,795
National Australia Bank, Ltd........ 29,550         663,893
                                                -----------
                                                $ 1,469,119
                                                -----------



BELGIUM - 0.7%

Colruyt SA..........................  4,700     $   324,914
                                                -----------



CANADA - 4.0%

Bank of Nova Scotia................. 25,700    $  1,136,758
Cognos, Inc.*.......................  3,300          89,100
Royal Bank of Canada................ 16,950         715,798
                                                -----------
                                               $  1,941,656
                                                -----------


DENMARK - 0.3%

TDC A/S.............................  5,040    $    150,730
                                                -----------



FINLAND - 1.4%

Nokia OYJ - Sponsored ADR........... 30,788    $    505,847
UPM-Kymmene OYJ..................... 10,300         150,334
                                                -----------
                                               $    656,181
                                                -----------


FRANCE - 10.8%

Aventis SA..........................  9,200    $    506,161
AXA................................. 22,825         354,112
BNP Paribas SA...................... 14,398         731,627
Carrefour SA........................  4,947         242,460
Casino Guichard Perrachon...........  2,700         210,837
Compagnie De Saint-Gobain...........  6,300         247,930
Groupe Danone SA....................  1,900         262,915
Orange SA*.......................... 29,000         257,426
Pernod-Ricard.......................  1,812         161,679
Pinault-Printemps-Redoute...........  3,300         248,595
Renault SA..........................  4,400         232,628
STMicroelectronics NV...............  9,988         209,437
Thomson.............................  9,300         143,428
TotalFinaElf SA.....................  5,655         854,600
Vivendi Universal SA*............... 15,745         286,580
Zodiac SA........................... 12,300         300,009
                                                -----------
                                               $  5,250,424
                                                -----------



GERMANY - 7.7%

BASF AG.............................  6,970    $    297,749
Bayerische Motoren Werke AG.........  9,100         350,074
Deutsche Bank AG....................  7,400         479,955
Deutsche Telekom AG, Spons. ADR*.... 21,440         325,888
E. On AG............................ 19,000         976,821
Muenchener Rueckver AG - Registered.  4,250         433,290
SAP AG..............................  2,400         283,045
Siemens AG..........................  9,600         470,952
Thyssen Krupp.......................  8,150          93,965
                                                -----------
                                               $  3,711,739
                                                -----------



GREECE - 0.4%

Hellenic Bottling Co. SA............ 12,470    $    208,212
                                                -----------



HONG KONG - 1.4%

China Mobile, Ltd................... 72,300    $    170,594
Esprit Holdings, Ltd................ 84,700         206,913
Hutchison Whampoa, Ltd.............. 52,700         321,006
                                                -----------
                                               $    698,513
                                                -----------



ISRAEL - 0.5%

Teva Pharmaceutical - Sponsored ADR.  4,400    $    250,492
                                                -----------



ITALY - 0.5%

Tim SpA.............................  44,785   $    220,630
                                                -----------


JAPAN - 17.1%

Belluna Co., Ltd....................  3,700    $    150,989
Bridgestone Corp.................... 19,000         257,922
Canon, Inc.......................... 13,000         596,544
Daikin Industries, Ltd.............. 16,000         293,816
Daito Trust Construct Co., Ltd......  8,700         182,948
Denso Corp.......................... 14,200         225,048
Eisai Co., Ltd...................... 12,700         261,245
Fanuc, Ltd..........................  5,900         292,359
Fuji Photo Film Co., Ltd............  7,000         202,290
Honda Motor Co., Ltd................ 19,100         723,756
Kao Corp............................  6,000         111,680
Keyence Corp........................    910         166,729
Kyushu Electric Power............... 11,900         185,227
Nissan Motor Co., Ltd............... 39,100         373,823
Nomura Holdings, Inc................ 30,000         380,762
NTT DoCoMo, Inc.....................    375         811,993
Ricoh Co., Ltd...................... 17,000         277,776
Rohm Co., Ltd.......................  2,300         250,735
Shin-Etsu Chemical Co............... 17,500         597,543
SMC Corp............................  3,100         261,012
Sony Corp........................... 10,000         281,491
Takeda Chemicals Industries, Ltd.... 14,300         527,579
Toyota Motor Corp................... 23,100         598,301
Yamanouchi Pharmaceutical Co., Ltd.. 10,900         284.131
                                                -----------
                                               $  8,295,699
                                                -----------

MEXICO - 1.1%

Telefonos De Mexico.................327,400    $    515,724
                                                -----------




NETHERLANDS - 5.1%

ABN Amro Holdings NV................ 19,300    $    369,017
DSM NV..............................  5,800         244,571
IHC Caland NV.......................  8,269         422,179
ING Groep NV........................ 25,509         443,207
Koninklijke Philips Electronics NV.. 17,259         328,209
Royal Dutch Petroleum Co............ 14,384         667,652
                                                -----------
                                               $  2,474,835
                                                -----------



NORWAY - 1.5%

Norsk Hydro ASA..................... 15,200    $    747,534
                                                -----------



SOUTH KOREA - 0.6%

KT Corp., Sponsored ADR............. 16,000    $    315,360
                                                -----------


SPAIN - 9.0%

Acerinox SA.........................  2,400    $     91,721
Altadis SA.......................... 11,100         284,506
Banco Popular Espanol...............  3,300         166,740
Cia Espanola de Petroleos SA........ 23,174         630,701
Corporacion Mapfre SA............... 38,700         413,303
Ebro Puleva SA...................... 17,000         162,032
Endesa SA........................... 41,600         696,506
Fomento De Construc Y Contra........  3,900         108,963
Gas Natural SDG SA.................. 21,500         432,067
Grupo Dragados SA...................  8,352         168,131
Grupo Ferrovial SA..................  8,700         236,279
Indra Sistemas SA................... 32,800         333,343
Repsol Vpf SA....................... 12,700         205,927
Telefonica SA....................... 35,703         414,505
                                                -----------
                                               $  4,344,724
                                                -----------



SWEDEN - 0.6%

Telefon. LM Ericsson, Sponsored ADR* 29,620    $   314,861
                                                -----------




SWITZERLAND - 6.8%

Nestle SA...........................  4,600    $    949,171
Novartis AG......................... 27,580       1,091,350
Swiss Reinsurance AG................  4,700    $    260,408
UBS AG.............................. 12,700         706,467
Zurich Financial Services*..........  2,240         267,070
                                                -----------
                                               $  3,274,466
                                                -----------



UNITED KINGDOM - 27.1%

Alliance Unichem PLC................ 46,662    $    381,339
Amvescap PLC........................ 26,311         181,483
Anglo American PLC.................. 33,400         509,814
Baa PLC............................. 36,500         295,430
Barclays PLC........................133,068         988,120
BHP Billiton, Ltd................... 44,033         231,789
BP PLC..............................127,390         883,418
British American Tobacco
 Industries PL...................... 41,883         475,153
British Sky Broadcasting Group PLC*. 31,900         353,476
BT Group PLC........................105,000         353,029
Diageo PLC.......................... 73,049         779,905
GlaxoSmithkline PLC................. 51,224       1,033,769
Great Universal Stores PLC.......... 31,136         348,864
Hbos PLC............................ 44,100         570,893
HSBC Holdings PLC................... 98,233       1,160,630
Jarvis PLC.......................... 26,000         154,231
Johnson Matthey PLC................. 11,100         161,736
Kingfisher PLC...................... 59,900         274,045
Legal & General Group PLC...........168,603         233,705
Lloyds TSB Group PLC................ 70,165         498,155
Persimmon........................... 27,100         213,310
Reckitt Benckiser PLC............... 14,394         264,125
Royal Bank of Scotland Group PLC.... 35,100         984,645
Shell Transport & Trading Co. PLC... 92,296         609,209
Unilever PLC........................ 37,536         298,861
Vodafone Group PLC..................456,000         891,675
                                                -----------
                                               $ 13,130,809
                                                -----------

TOTAL EQUITY INTERESTS - 99.6%
  (identified cost, $45,975,981)               $ 48,296,622
                                                -----------

OTHER ASSETS, LESS LIABILITIES -- 0.4%              202,494
                                                -----------

NET ASSETS -- 100%                             $ 48,499,116
                                               ============


* Non-income-producing security.
ADR: American Depository Receipts.

See notes to financial statements

Wright International Blue Chip Equities Fund (WIBC)
-------------------------------------------------------------------------------


                       STATEMENT OF ASSETS AND LIABILITIES
                            June 30, 2003 (unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investment at value
   (identified cost, $45,975,981) (Note 1A)    $ 48,296,622
  Cash....................................              723
  Foreign currency, at value (cost $30,018) (Note 1) 29,877
  Receivable for investments sold.........          225,198
  Receivable for fund shares sold.........            4,793
  Receivable from investment adviser......            9,767
  Dividends receivable....................          101,416
  Other assets............................          126,630
                                               ------------
    Total assets..........................     $ 48,795,026
                                               ------------


LIABILITIES:
  Payable for fund shares reacquired......     $     15,991
  Demand note payable.....................          254,000
  Transfer agent fee payable..............            7,901
  Accrued expenses and other liabilities..           18,018
                                               ------------
    Total liabilities.....................     $    295,910
                                               ------------
NET ASSETS................................     $ 48,499,116
                                               ============
NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $ 73,753,566
  Accumulated undistributed net realized loss on
   investments and foreign currency (computed
   on the basis of identified cost).......     (29,652,750)
  Unrealized appreciation of investments and
   translation of assets and liabilities in foreign
   currencies (computed on the basis of
   identified cost).......................        2,328,195
  Undistributed net investment income.....        2,070,105
                                               ------------

   Net assets applicable to outstanding
    shares................................     $ 48,499,116
                                               =============
  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................        4,500,180
                                               =============
  NET ASSET VALUE, OFFERING PRICE
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................     $      10.78
                                               =============


                             STATEMENT OF OPERATIONS
                   Six Months Ended June 30, 2003 (unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C):

  Dividend income ........................     $ 1,150,485
  Less: Foreign taxes.....................        (139,268)
                                               ------------
    Investment income.....................     $ 1,011,217
                                               ------------

  Expenses -
   Investment adviser fee (Note 2)........     $   225,385
   Administrator fee (Note 2).............          47,894
   Compensation of Trustees not employees of
    the investment adviser or administrator          8,000
   Custodian fee
    - Standard shares.....................          75,675
    - Institutional shares................           4,107
   Distribution expenses (Note 3).........          60,676
   Shareholder Communications.............           6,002
   Transfer and dividend disbursing agent fees
    - Standard shares.....................          13,804
    - Institutional shares................           4,037
   Printing...............................           2,686
   Audit services.........................          41,600
   Legal services.........................           6,913
   Registration costs
    - Standard shares.....................          10,711
    - Institutional shares................           8,219
   Miscellaneous..........................           8,553
                                               ------------
    Total expenses........................     $   524,262
                                               ------------
  Deduct -
   Preliminary allocation of expenses to the
    investment adviser (Note 2)...........     $    (9,767)
   Allocation of Institutional class expenses to
    investment adviser (Note 2)...........          (3,538)
                                               ------------
    Total deductions......................     $   (13,305)
                                               ------------
    Net expenses..........................     $   510,957
                                               ------------
        Net investment income.............     $   500,260
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized loss on investment and foreign
   currency transactions
   (identified cost basis).................    $(2,422,079)
  Change in unrealized appreciation (depreciation)
   of investments and translation of assets and
   liabilities in foreign currencies......       7,444,656
                                               ------------
   Net realized and unrealized gain of
   investments............................     $  5,022,577
                                               ------------

    Net increase in net assets from
     operations...........................     $  5,522,837
                                               =============


See notes to financial statements

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
-------------------------------------------------------------------------------

                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2003         Dec. 31,2002
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        (unaudited)

DECREASE IN NET ASSETS:
   From operations -
     Net investment income .....................................................     $    500,260          $    466,265
     Net realized loss on investments and foreign currency transactions.........       (2,422,079)          (12,072,706)
     Change in unrealized appreciation (depreciation) on investments
      and translation of assets and liabilities in foreign currencies...........        7,444,656               793,286
                                                                                      ------------          ------------
       Net increase (decrease) in net assets resulting from operations..........     $  5,522,837          $(10,813,155)
                                                                                      ------------          ------------
   Distributions to shareholders
     From net investment income
     Standard shares............................................................     $   (338,309)         $         --
     Institutional shares.......................................................          (69,545)                   --
                                                                                      ------------          ------------
       Total distributions......................................................     $   (407,854)         $         --
                                                                                      ------------          ------------

   Net increase (decrease) in net assets from fund share transactions
     Standard shares............................................................     $ (6,809,790)         $ (6,953,683)
     Institutional shares.......................................................      (11,047,783)           (1,005,127)
                                                                                      ------------          ------------
   Net decrease in net assets from fund share transactions......................     $(17,857,573)         $ (7,958,810)
                                                                                      ------------          ------------
   Net decrease in net assets...................................................     $(12,742,590)         $(18,771,965)

NET ASSETS:

   At beginning of period.......................................................       61,241,706            80,013,671
                                                                                      ------------          ------------
   At end of period.............................................................     $ 48,499,116          $ 61,241,706
                                                                                     ==============        ==============

UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS
AT END OF PERIOD................................................................     $  2,070,105          $  1,977,699
                                                                                     ==============        ==============

See notes to financial statements

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
-------------------------------------------------------------------------------


                                                Six Months
                                                   Ended                   Year Ended December 31,
---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                         June 30, 2003(4)  2002(4)       2001(4)      2000(4)      1999(4)      1998
---------------------------------------------------------------------------------------------------------------------------------
                                                (Unaudited)

Net asset value, beginning of period........       $ 9.840      $11.510      $15.180      $18.900      $16.020     $16.020
                                                 ---------    ---------    ---------    ---------    ---------    ---------
Income (loss)  from investment operations:

     Net investment income (loss) ..........       $ 0.085      $ 0.070     $ (0.023)     $ 0.135     $ (0.004)    $ 0.078
     Net realized and unrealized gain (loss)         0.922       (1.740)      (3.647)      (3.455)       5.181       0.868(+)
                                                 ---------    ---------    ---------    ---------    ---------    ---------
         Total income (loss)
            from investment operations......       $ 1.007     $ (1.670)    $ (3.670)    $ (3.320)     $ 5.177     $ 0.946
                                                 ---------    ---------    ---------    ---------    ---------    ---------

Less distributions:

     Dividends from investment income.......      $ (0.067)     $ -          $ -          $ -          $ -        $ (0.070)
     Distributions from capital gains.......         -            -            -           (0.400)      (2.297)     (0.876)
                                                 ---------    ---------    ---------    ---------    ---------    ---------
         Total distributions................      $ (0.067)     $ -          $ -         $ (0.400)    $ (2.297)   $ (0.946)
                                                 ---------    ---------    ---------    ---------    ---------    ---------
Net asset value, end of period..............      $ 10.780      $ 9.840      $11.510      $15.180      $18.900     $16.020
                                                ==========   ==========   ==========   ==========   ==========   ==========

Total return(1) ............................        10.36%      (14.51%)     (24.18%)     (17.58%)      34.26%       6.14%

Ratios/Supplemental Data*

     Net assets, end of period (000 omitted)      $ 48,499     $ 50,835     $ 66,828      $110,868     $147,610    $193,327
     Ratio of net expenses to average net assets     1.85%(6)     1.66%(2)     1.56%(2)      1.49%(2)     1.49%(2)    1.35%(2)
     Ratio of net expenses after custodian fee
       reduction to average net assets(5)            1.85%(6)     1.65%        -            -            -           -
     Ratio of net investment income (loss) to average
        net assets                                   1.72%(6)     0.65%       (0.18%)       0.76%       (0.02%)      0.42%
     Portfolio turnover rate  ..............           26%          62%(3)       39%(3)       53%(3)      105%(3)      66%(3)

-----------------------------------------------------------------------------------------------------------------------------------

(1)For the six months ended June 30, 2003 , the operating expenses of the Fund were reduced by an allocation of expenses to the investment adviser. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                   2003

     Net investment income per share........     $  0.083
                                                 ==========
     Ratios (As a percentage of average net assets):

       Expenses.............................        1.89%(6)
                                                 ==========
       Expenses after custodian fee reduction       1.89%(6)
                                                 ==========
       Net investment income................        1.68%(6)
                                                 ==========

-----------------------------------------------------------------------------------------------------------------------------------

(1)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.
(2)Includes each fund's share of its corresponding Portfolio's allocated expenses.
(3)Represents portfolio turnover rate of the fund's corresponding portfolio.
(4)Certain per share amounts are based on average shares outstanding.
(5)Custodian fees were reduced by credits resulting from cash balances the fund and/or the portfolio maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.
(6)Annualized.

+ Per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of fund shares and the amounts per share of realized and unrealized gains and losses at such times.

See notes to financial statements

Wright Managed Equity Trust
-------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)



(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Equity Trust (the Trust), issuer of Wright Selected Blue Chip Equities Fund (WSBC) series, Wright Major Blue Chip Equities Fund (WMBC) series, and Wright International Blue Chip Equities Fund (WIBC) series
(collectively, the Funds), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. The Funds seek to provide total return consisting of price appreciation and current income. Prior to December 20, 2002, WSBC and WIBC invested all of their investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding fund. Subsequent to December 20, 2002, the Funds invest directly in securities rather than through the Portfolios and maintain the same investment objectives.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuations - Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices, if those prices are deemed to be representative of market values at the close of business. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates fair value. Securities for which market quotations are unavailable or deemed not to be representative of market values at the close of business are appraised at their fair value as determined in good faith by or at the direction of the Trustees.

B. Foreign Currency Translation - Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

C. Income - Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the fund is informed of the ex-dividend date.

D. Expense Reduction - The funds have entered into an arrangement with their custodian whereby interest earned on uninvested cash balances is used to offset custodian fees. All significant reductions are reported as a reduction of total expenses in the funds' Statement of Operations.

E. Federal Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2002, the Trust, for federal income tax purposes, had capital loss carryovers of $26,538,426 (WIBC) and $34,731,982 (WMBC) which will reduce the Funds' taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the respective fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:


     12/31            WMBC             WIBC
                      -----            -----

     2009         $17,128,584       $12,528,270
     2010          17,603,398        14,010,156

    At December 31, 2002, net capital losses of $820,207 for WIBC, $405,959 for WSBC and $1,770,454 for WMBC attributable to security transactions incurred after October 31, 2002 are treated as arising on the first day of the fund's current taxable year. Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.

F. Distributions - The Trust requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result only in temporary overdistributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

G.  Other - Investment transactions are accounted for on a trade-date basis.

H. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

I. Interim Financial Information - The interim financial statements relating to June 30, 2003 and for the six month period then ended have not been audited by independent certified public accountants, but in the opinion of the Trust's management, reflect all adjustments, consisting only of normally recurring adjustments, necessary for the fair presentation of the financial statements.

(2) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Service, Inc. (Wright) to act as investment adviser to the Funds pursuant to an Investment Advisory Contract. Wright furnishes the Funds with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the six months ended June 30, 2003, the effective annual rate was 0.80% for WIBC and 0.60% for WSBC and WMBC. Wright has been allocated expenses of $55,477, $27,364 and $9,767 on a preliminary basis on behalf of WSBC, WMBC and WIBC, respectively. In addition, Wright was allocated $3,538 in expenses on behalf of the Institutional class of WIBC. The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the six months ended June 30, 2003, the effective rate (annualized) was 0.12% for WSBC, 0.12% for WMBC, and 0.17% for WIBC. Certain of the Trustees and officers of the Trust are Trustees or officers of the above organizations. Except as to Trustees of the Trust who are not employees of Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Eaton Vance and Wright.

(3)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the funds will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a wholly-owned subsidiary of The Winthrop Corporation, an annual rate of 0.25% of each fund's average daily net assets for activities primarily intended to result in the sale of each fund's shares. To enhance the net income of WSBC and WMBC, the principal underwriter made a preliminary reduction of its fees of $32,955 and $13,564, respectively. In addition, the Trustees have adopted a service plan (the Service Plan) which allows the funds to reimburse the Principal Underwriter for payments to intermediaries for providing account administration and account maintenance services to their customers who are beneficial owners of shares. The amount of service fee payable under the Service Plan with respect to each class of shares may not exceed 0.25% annually of the average daily net assets attributable to the respective classes. For the six months ended June 30, 2003, the funds did not accrue or pay any service fees.

(4)  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in fund shares were as follows:

                                                                  Six Months Ended                     Year Ended
                                                                    June 30, 2003                   December 31, 2002
                                                              -----------------------------------------------------------
                                                              Shares            Amount          Shares            Amount
-------------------------------------------------------------------------------------------------------------------------


Wright Selected Blue Chip Equities Fund--
   Sold...................................................     780,482    $   7,210,953       1,216,462     $  12,859,399
   Issued to shareholders in payment of
    distributions declare.................................      47,582          403,022         126,916         1,479,836
   Redemptions............................................  (1,086,170)      (9,989,274)     (1,765,707)      (17,986,765)
                                                            -----------   --------------     -----------    --------------
     Net decrease.........................................    (258,106)   $  (2,375,299)       (422,329)    $  (3,647,530)
                                                            ============= =================  ============= =================

Wright Major Blue Chip Equities Fund - Standard Shares:
   Sold...................................................     895,362    $   7,893,433       2,407,645     $  23,061,486
   Issued to shareholders in payment of
    distributions declared................................       1,704           14,000          16,073           140,477
   Redemptions............................................  (1,340,459)     (11,778,294)     (2,884,658)      (28,232,314)
                                                            -----------   --------------     -----------    --------------
     Net decrease.........................................    (443,393)   $  (3,870,861)       (460,940)    $  (5,030,351)
                                                            ============= =================  ============= =================

Wright Major Blue Chip Equities Fund - Institutional Shares:
   Sold..................................................            -    $           -               -     $           -
   Redemptions............................................           -                -        (206,264)       (1,382,497)
                                                            -----------   --------------     -----------    --------------

     Net decrease.........................................           -    $           -        (206,264)    $  (1,382,497)
                                                            ============= =================  ============= =================

Wright International Blue Chip Equities Fund-- Standard Shares:
   Sold...................................................     653,991    $   6,333,549       1,055,345     $  11,115,594
   Issued to shareholders in payment of
    distributions declared................................      25,450          231,084          16,073           140,477
   Redemptions............................................  (1,345,097)     (13,374,423)     (1,694,585)      (18,069,277)
                                                            -----------   --------------     -----------    --------------
     Net decrease.........................................    (665,656)   $  (6,809,790)       (639,240)    $  (6,953,683)
                                                            ===========   ==============    ============= =================

Wright International Blue Chip Equities Fund-- Institutional Shares:
   Issued to shareholders in payment of
    distributions declared................................      16,247    $      69,545             -       $          -
   Redemptions............................................  (2,259,640)     (11,117,328)       (186,188)       (1,005,127)
                                                            -----------   --------------     -----------    --------------

   Net decrease...........................................  (2,243,393)   $ (11,047,783)       (186,188)    $  (1,005,127)
                                                            ============= ==============    =============   ===============


(5)  INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than U.S. Government securities and short-term obligations were as follows:

                     Six Months Ended June 30, 2003
               ---------------------------------------------
                   WSBC           WMBC            WIBC
-------------------------------------------------------------------------------

Purchases..... $ 20,534,868   $ 38,735,043   $  14,621,326
               ============== ============== ==============
Sales......... $ 23,466,893   $ 42,693,268   $  32,150,653
               ============== ============== ==============

-------------------------------------------------------------------------------




(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at June 30, 2003, as computed on a federal income tax basis, are as follows:

                   WSBC           WMBC            WIBC
-------------------------------------------------------------------------------

Aggregate cost $ 28,123,137    $ 63,512,856  $ 45,975,981
               ============== ============== ==============

Gross unrealized

  appreciation    4,899,892       7,604,018     5,535,746
Gross unrealized
  depreciation     (548,072)     (3,093,072)   (3,215,105)
               -------------  -------------  -------------
Net unrealized

  appreciation $  4,351,820   $   4,510,946  $   2,320,641
               ============== ============== ==============

-------------------------------------------------------------------------------

(7)  LINE OF CREDIT

     The funds participate with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating funds at the end of each quarter. WSBC, WMBC, and WIBC did not have significant borrowings or allocated fees during the six months ended June 30, 2003. WIBC has $254,000 outstanding at June 30, 2003.

(8)  CLASS ELIMINATION

     The Institutional Share class of International Blue Chip Equities Fund was fully liquidated on May 20, 2003.

WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - June 30, 2003 (unaudited)



Face                            Interest  Maturity
Amount     Issuer                 Rate     Date        Value
-------------------------------------------------------------------------------

U.S. TREASURY BILLS

$1,535,000   U.S. Treasury Bills 1.080%  07-03-03 $ 1,534,908
   140,000   U.S. Treasury Bills 1.115%  07-03-03     139,992
   850,000   U.S. Treasury Bills 1.045%  07-10-03     849,778
   725,000   U.S. Treasury Bills 1.050%  07-10-03     724,810
   750,000   U.S. Treasury Bills 0.840%  07-17-03     749,720
   200,000   U.S. Treasury Bills 1.015%  07-24-03     199,870
 1,000,000   U.S. Treasury Bills 1.055%  07-24-03     999,326
   675,000   U.S. Treasury Bills 1.010%  08-14-03     674,167
   375,000   U.S. Treasury Bills 1.060%  08-14-03     374,514
   975,000   U.S. Treasury Bills 1.130%  08-14-03     973,654
 1,150,000   U.S. Treasury Bills 0.910%  08-21-03   1,148,517
   125,000   U.S. Treasury Bills 1.000%  08-21-03     124,823
 2,175,000   U.S. Treasury Bills 1.050%  08-21-03   2,171,765
 1,200,000   U.S. Treasury Bills 1.070%  08-21-03   1,198,181
   675,000   U.S. Treasury Bills 1.080%  08-21-03     673,967
 1,550,000   U.S. Treasury Bills 1.020%  08-28-03   1,547,453
$  250,000   U.S. Treasury Bills 0.835%  09-11-03   $ 249,583
 1,300,000   U.S. Treasury Bills 1.000%  09-11-03   1,297,400
   350,000   U.S. Treasury Bills 0.795%  09-18-03     349,389
   750,000   U.S. Treasury Bills 0.870%  09-25-03     748,441
 1,100,000   U.S. Treasury Bills 0.980%  10-02-03   1,097,215
                                                    ----------
TOTAL INVESTMENTS
AT AMORTIZED COST -- 96.8%                        $17,827,473

Other Assets, Less Liabilities -- 3.2%                592,445
                                                 ------------

Net Assets -- 100.0%                             $18,419,918
                                                ============


See notes to financial statements

WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM)
-------------------------------------------------------------------------------


                       STATEMENT OF ASSETS AND LIABILITIES
                            June 30, 2003 (unaudited)
-------------------------------------------------------------------------------

ASSETS:
  Total investments, at amortized cost
   (Note 1A)..............................     $ 17,827,473
  Cash....................................          543,326
  Receivable from investment adviser......           62,387
  Interest receivable.....................              117
  Other assets............................            6,283
                                               ------------
    Total assets..........................     $ 18,439,586
                                               ------------


LIABILITIES:
  Distributions payable...................     $      3,858
  Transfer agent fee payable..............            4,000
  Accrued expenses and other liabilities..           11,810
                                               ------------
    Total liabilities.....................     $     19,668
                                               ------------


NET ASSETS (consisting of paid-in capital)     $ 18,419,918
                                               ==============

SHARES OF BENEFICIAL INTEREST
  OUTSTANDING.............................       18,415,905
                                               ==============
NET ASSET VALUE, OFFERING PRICE,
  AND REDEMPTION PRICE PER SHARE
  OF BENEFICIAL INTEREST..................     $       1.00
                                               ==============





                             STATEMENT OF OPERATIONS
                   Six Months Ended June 30, 2003 (unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):

   Interest income........................     $   100,081
                                               ------------

  Expenses -
   Investment adviser fee (Note 3)........     $    30,008
   Administrative fee (Note 3)............           6,002
   Compensation of Trustees not employees of
    the investment adviser or administrator          4,800
   Custodian fee (Note 1C)................          25,597
   Transfer and dividend disbursing agent fees       9,249
   Shareholder Communications.............           2,042
   Printing...............................           1,312
   Audit services.........................          30,500
   Legal services.........................           2,410
   Registration costs.....................          12,841
   Miscellaneous..........................           6,226
                                               ------------
    Total expenses........................     $   130,987
                                               ------------

Deduct -
   Preliminary allocation of expenses to investment
    adviser (Note 3)......................     $   (62,387)
   Preliminary reduction of investment adviser fee
    (Note 3)..............................         (30,008)
                                               ------------
    Total deductions......................     $   (92,395)
                                               ------------
    Net expenses..........................     $    38,592
                                               ------------
      Net investment income...............     $    61,489
                                               ------------

REALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments sold...     $       525
                                               ------------

    Net increase in net assets from operations $    62,014
                                               ============


See notes to financial statements

WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM)
-------------------------------------------------------------------------------


                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2003        Dec. 31, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        (unaudited)

INCREASE (DECREASE) IN NET ASSETS:
     Net investment income......................................................     $     61,489          $    220,545
     Net realized gain (loss) on investments ...................................              525                  (341)
                                                                                      ------------          ------------
       Net increase in net assets resulting from operations.....................     $     62,014          $    220,204
                                                                                      ------------          ------------
   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $    (59,731)         $   (279,831)
                                                                                      ------------          ------------
       Total distributions......................................................     $    (59,731)         $   (279,831)
                                                                                      ------------          ------------


   Fund share transactions+ -
     Proceeds from shares sold..................................................     $ 24,085,665          $ 36,968,761
     Reinvestment of dividends..................................................           35,043               156,734
     Cost of shares reacquired..................................................      (23,071,734)          (38,281,095)
                                                                                      ------------          ------------
     Net increase (decease) in net assets from fund share transactions..........     $  1,048,974          $ (1,155,600)
                                                                                      ------------          ------------
       Net decrease in net assets...............................................     $  1,051,257          $ (1,215,227)
NET ASSETS:
   At beginning of period.......................................................       17,368,661            18,583,888
                                                                                      ------------          ------------
   At end of period.............................................................     $ 18,419,918          $ 17,368,661
                                                                                     =============         =============



+ For WTMM, the Fund share transactions are at a net asset value of $1.00 per share.


See notes to financial statements

WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM)
-------------------------------------------------------------------------------


                                                Six Months
                                                   Ended                   Year Ended December 31,
                                               -------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                           June 30, 2003   2002(5)        2001         2000         1999        1998
------------------------------------------------------------------------------------------------------------------------------
                                                (Unaudited)

Net asset value, beginning of period........... $ 1.0000   $   1.0000   $   1.0000   $   1.0000   $    1.0000  $    1.0000

Income from investment operations:

   Net investment income(1)   .................   0.0035       0.0130       0.0359       0.0530        0.0420       0.0460

   Net realized gain on investments sold.......       - (+)    0.0263(+)    0.0004         --             --          --  (+)
                                                 --------     --------     --------     --------     --------      --------

   Total income from investment operations..... $ 0.0035   $   0.0393   $   0.0363   $   0.0530   $    0.0420  $    0.0460

Less distributions:

   Distributions from net investment income.... $(0.0035)  $  (0.0393)  $  (0.0359)  $  (0.0530)  $   (0.0420) $   (0.0460)
   Distributions from net realized gain........   -           --           (0.0004)     --            --           --
                                                 --------     --------     --------     --------     --------      --------

   Total distributions......................... $(0.0035)  $  (0.0393)  $  (0.0363)  $  (0.0530)  $   (0.0420) $   (0.0460)
                                                 --------     --------     --------     --------     --------     --------

Net asset value, end of period................. $ 1.0000   $   1.0000   $   1.0000   $   1.0000   $    1.0000  $    1.0000
                                                 =========    =========    =========    =========    =========    =========

Total return(2) ...............................   0.70%(6)     1.61%        3.70%        5.44%         4.29%        4.73%

Ratios/Supplemental Data(1):

   Net assets, end of period (000 omitted)..... $18,420     $  17,369    $  18,523      $43,608      $62,527      $91,323
   Ratio of net expenses to average net assets    0.45%(6)      0.46%        0.47%        0.46%        0.45%        0.45%
   Ratio of net expenses after custodian fee
     reduction to average net assets(3)(4) ....   0.45%(6)      0.45%        0.45%        0.45%         0.45%        0.45%
   Ratio of net investment income to
     average net assets........................   0.72%(6)      1.28%        3.93%        5.33%         4.19%        4.61%

-------------------------------------------------------------------------------------------------------------------------------

(1)During each of the above periods, the investment adviser voluntarily reduced its fee and in certain periods was allocated a portion of the operating expenses. Had such actions not been undertaken, net investment income per share and the ratios would have been as follows:

                                                   2003         2002          2001         2000         1999         1998
                                                   ----------------------------------------------------------------------

Net investment income per share................ $(0.0018)  $   0.0056   $   0.0330   $   0.0505   $    0.0402  $    0.0444
                                                 =========    =========    =========    =========    =========    =========
Ratios (as a percentage of average net assets):

   Expenses....................................   1.53%(6)     1.18%        0.88%        0.71%         0.63%        0.61%
                                                 =========    =========    =========    =========    =========    =========
   Expenses after custodian fee reduction(3) ..   1.53%(6)     1.17%        0.86%        0.70%         0.63%        0.61%
                                                 =========    =========    =========    =========    =========    =========
   Net investment income (loss) ...............  (0.36%)(6)    0.55%        3.52%        5.08%         4.01%        4.45%
                                                 =========    =========    =========    =========    =========    =========

-----------------------------------------------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Custodian fees were reduced by credits resulting from cash balances the fund maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.
(4)Under a written agreement in effect for the current fiscal year, Wright waives advisory fees and/or assumes operating expenses to the extent necessary to limit the expense ratio to 0.45% after custodian fee credits are applied.
(5)Certain of the per share data are based on average shares outstanding.
(6)Annualized.

+ Per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of fund shares and the amounts per share of realized and unrealized gains and losses at such times.

WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - June 30, 2003 (unaudited)



Face                                                     Coupon      Maturity        Market                        Current
Amount            Description                             Rate         Date           Price          Value          Yield
-------------------------------------------------------------------------------------------------------------------------------


MORTAGE-BACKED SECURITIES

$    289,226      FHLMC Gold Balloon #M90710             5.000%      03-01-07       $103.16        $ 298,391        4.8%
      236,278     FHLMC Gold Balloon #M90724             5.500%      05-01-07        102.98          243,321        5.3%
      604,567     FHLMC Gold Pool #M90767                4.500%      11-01-07        103.36          624,912        4.4%
      939,808     FHLMC Gold Pool #M90796                4.000%      02-01-08        103.00          968,041        3.9%
      726,334     FHLMC Gold Pool #M90802                4.000%      03-01-08        103.00          748,155        3.9%
      301,689     FNMA Pool #254227                      5.000%      02-01-09        103.16          311,236        4.8%

U.S. GOVERNMENT AGENCIES

$  3,100,000      FHLMC                                  1.875%      01-15-05       $100.93      $ 3,129,004        1.9%
   1,000,000      FHLMC                                  2.875%      09-26-05        100.43        1,004,358        2.9%
   2,000,000      FHLMC                                  5.250%      01-15-06        108.92        2,178,484        4.8%
   2,000,000      FNMA                                   3.000%      06-15-04        101.75        2,035,048        2.9%
   1,000,000      FNMA                                   1.556%      07-15-04        100.04        1,000,480        1.6%
   2,270,000      FNMA                                   3.500%      09-15-04        102.85        2,334,795        3.4%
   2,500,000      FNMA                                   3.875%      03-15-05        104.43        2,610,977        3.7%
   1,500,000      FNMA                                   2.875%      10-15-05        103.04        1,545,640        2.8%
   1,070,000      FNMA                                   5.250%      06-15-06        109.88        1,175,818        4.8%
    3,100,000     FHMA                                   1.750%      06-16-06         99.72        3,091,490        1.8%
     750,000      FNMA                                   4.375%      10-15-06        107.83         808,728         4.1%
     700,000      FNMA                                   5.125%      02-14-07        105.50          738,520        4.9%


U.S. TREASURIES

$  1,150,000      U.S. Treasury Notes                    3.625%      03-31-04       $102.00     $ 1,173,046         3.6%
   3,800,000      U.S. Treasury Notes                    6.750%      05-15-05        110.16        4,186,088        6.1%
   1,000,000      U.S. Treasury Notes                    4.625%      05-15-06        108.43        1,084,336        4.3%
                                                                                                 -----------
TOTAL INVESTMENTS (identified cost, $30,614,971) - 100.7%                                        $31,290,868

Other Assets, Less Liabilities --  (0.7%)                                                          (211,985)
                                                                                                 -----------

Net Assets -- 100.0%                                                                             $31,078,883
                                                                                                ============

FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
See notes to financial statements

Wright U.S. Government Near Term Fund (WNTB)
-------------------------------------------------------------------------------



                       STATEMENT OF ASSETS AND LIABILITIES
                            June 30, 2003 (unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
    (identified cost of $30,614,971) (Note 1A) $ 31,290,868
   Cash...................................              471
   Receivable for fund shares sold........           25,000
   Receivable from investment adviser.....            9,698
   Interest receivable....................          235,283
   Other assets...........................            2,372
                                               ------------
    Total assets..........................     $ 31,563,692
                                               ------------


LIABILITIES:
  Payable for fund shares reacquired......     $     14,997
  Demand Note payable.....................          432,000
  Distributions payable...................           23,335
  Transfer agent fee payable..............            5,204
  Accrued expenses and other liabilities..            9,273
                                               ------------
    Total liabilities.....................     $    484,809
                                               ------------
NET ASSETS................................     $ 31,078,883
                                               ============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for Fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $31,383,538
  Accumulated undistributed net realized loss on
   investments (computed on the basis of
   identified cost).......................        (882,604)
  Unrealized appreciation on investments
   (computed on the basis of identified cost)      675,897
  Distributions in excess of net investment
   income.................................         (97,948)
                                               ------------
   Net assets applicable to outstanding
    shares................................     $31,078,883
                                               ==============

SHARES OF BENEFICIAL INTEREST OUTSTANDING.       2,975,602
                                               ==============

NET ASSET VALUE, OFFERING PRICE,
  AND REDEMPTION PRICE PER SHARE
  OF BENEFICIAL INTEREST..................     $     10.44
                                               ==============






                             STATEMENT OF OPERATIONS
                   Six Months Ended June 30, 2003 (unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):
   Interest income........................     $   542,825
                                               ------------

  Expenses -
   Investment adviser fee (Note 3)........     $    73,072
   Administrator fee (Note 3).............          14,615
   Compensation of Trustees not employees of
    the investment adviser or administrator          4,802
   Custodian fee (Note 1C)................          25,056
   Distribution expenses (Note 4).........          40,583
   Transfer and dividend disbursing agent fees      10,560
   Shareholder Communications.............           3,775
   Printing...............................           2,056
   Audit services.........................          36,600
   Legal services.........................           5,760
   Registration costs.....................           7,729
   Miscellaneous..........................           3,361
                                               ------------
    Total expenses........................     $   227,969
                                               ------------

Deduct -
   Preliminary reduction of custodian fee
    (Note 1C).............................     $    (1,632)
   Preliminary allocation of expenses to the
    investment adviser (Note 3)...........          (9,698)
   Preliminary reduction of investment adviser
    fee (Note 3)..........................         (21,839)
   Preliminary reduction of distribution expenses by
    principal underwriter (Note 4)........         (40,583)
                                               ------------
    Total deductions......................     $   (73,752)
                                               ------------
    Net expenses..........................     $   154,217
                                               ------------
      Net investment income...............     $   388,608
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $   345,315
  Change in unrealized appreciation (depreciation)
   of investments.........................        (390,430)
                                               ------------
   Net realized and unrealized loss of
    investments...........................     $   (45,115)
                                               ------------

    Net increase in net assets from operations $   343,493
                                               ============


See notes to financial statements

WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB)
-------------------------------------------------------------------------------

                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2003         Dec. 31,2002
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        (unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $    388,608          $  1,071,791
     Net realized gain on investments...........................................          345,315               300,660
     Change in unrealized appreciation (deprecation) on investments.............         (390,430)              426,012
                                                                                      ------------          ------------
       Net increase in net assets resulting from operations.....................     $    343,493          $  1,798,463
                                                                                      ------------          ------------


   Distributions to shareholders (Note 2)
     From net investment income.................................................     $   (474,360)         $ (1,163,783)
                                                                                      ------------          ------------
       Total distributions......................................................     $   (474,360)         $ (1,163,783)
                                                                                      ------------          ------------
   Net increase (decrease) in net assets from fund share transactions (Note 5)..     $ (2,629,714)         $ (2,820,387)
                                                                                      ------------          ------------
       Net decrease in net assets...............................................     $ (2,760,581)         $ (2,185,707)

NET ASSETS:
   At beginning of period.......................................................       33,839,464            36,025,171
                                                                                      ------------          ------------

   At end of period.............................................................     $ 31,078,883          $ 33,839,464
                                                                                     =============         =============

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF PERIOD...............................................     $    (97,948)         $    (12,196)
                                                                                     =============         =============

See notes to financial statements


WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB)
-------------------------------------------------------------------------------




                                                Six Months
                                                   Ended                   Year Ended December 31,
                                               -----------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                           June 30, 2003    2002          2001         2000         1999        1998
----------------------------------------------------------------------------------------------------------------------------------
                                                (Unaudited)


Net asset value, beginning of period........     $ 10.490     $ 10.29      $  10.080    $   9.930    $  10.270     $ 10.240
                                                 --------     --------     --------     --------     --------      --------
Income (loss) from investment operations:

   Net investment income(1)  ...............     $  0.123     $  0.349     $   0.480(7) $   0.525    $   0.534     $  0.549
   Net realized and unrealized gain (loss)..       (0.021)       0.200         0.195(7)     0.143       (0.343)       0.048(+)
                                                 --------     --------     --------     --------     --------      --------
     Total income from investment operations     $  0.102     $  0.549     $   0.675    $   0.668    $   0.191     $  0.597
                                                 --------     --------     --------     --------     --------      --------
Less distributions:

     Distributions from investment income...     $ (0.152)    $ (0.349)    $  (0.465)   $  (0.518)   $  (0.531)    $ (0.567)
                                                 --------     --------     --------     --------     --------      --------
     Total distributions....................     $ (0.152)    $ (0.349)    $  (0.465)   $  (0.518)   $  (0.531)    $ (0.567)
                                                 --------     --------     --------     --------     --------      --------
Net asset value, end of period..............     $ 10.440     $ 10.490     $  10.290    $  10.080    $   9.930     $ 10.270
                                                 =========    =========    =========    =========    =========     ========
Total return(2) ............................        0.98%        5.42%        6.82%         6.94%        1.91%        5.98%

Ratios/Supplemental Data(1):

   Net assets, end of period (000 omitted)..     $  31,079    $ 33,839     $ 36,025     $  39,198    $  52,825     $ 91,922
   Ratio of net expenses to average net assets       0.96%(8)    0.97%(3)     0.97%(3)      0.98%(3)     0.91%(3)     0.88%(3)
   Ratio of net expenses after custodian fee
      reduction to average net assets(4)  ..         0.95%(6)(8) 0.95%(3)(6)  0.95%(3)(6)   0.95%(3)(6)  0.90%(3)     0.87%(3)
   Ratio of net investment income to average
      net assets............................        2.39%(8)     3.10%         4.40%        5.27%       5.27%        5.38%
   Portfolio turnover rate  ................          58%          64%           92%(5)       65%(5)        0%(5)      10%(5)

-----------------------------------------------------------------------------------------------------------------------------------

(1)For  certain  periods  presented,  the  operating  expenses  of the fund were reduced by an allocation of expenses to the investment  adviser,  a reduction
   in  distribution   fees  by  the  principal   underwriter,   a  reduction  in
   administrator  fees,  or a  combination  thereof.  Had such  action  not been undertaken, net investment income per share and the ratios would have been as follows:

                                                   2003         2002          2001         2000         1999         1998
                                                   --------------------------------------------------------------------------

     Net investment income per share........     $  0.098     $  0.323     $   0.452    $   0.511    $   0.526     $  0.546
                                                 =========    =========    =========    =========    =========    =========
     Ratios (As a percentage of average net assets):

       Expenses ............................        1.40%(8)     1.20%(3)      1.22%(3)     1.13%(3)     0.99%(3)     0.91%(3)
                                                 =========    =========    =========    =========    =========    =========
       Expenses after custodian fee reduction(4)    1.39%(8)     1.18%(3)      1.20%(3)     1.10%(3)     0.98%(3)     0.90%(3)
                                                 =========    =========    =========    =========    =========    =========
       Net investment income................        1.95%(8)     2.87%         4.15%        5.13%        5.19%        5.35%
                                                 =========    =========    =========    =========    =========    =========
------------------------------------------------------------------------------------------------------------------------------

(2)Total  investment  return is calculated  assuming a purchase at the net asset value on the first  day and a sale at the net asset  value on the last day of each year reported.  Dividends and  distributions,  if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Includes each fund's share of its corresponding portfolio's allocated expenses.
(4)Custodian fees were reduced by credits  resulting from cash balances the fund maintained  with the custodian  (Note 1C). The computation of net expenses to average daily net assets reported above is computed without  consideration of such credits.
(5)Represents portfolio turnover rate of the fund's corresponding portfolio.
(6)Under a written  agreement,  Wright  waives  all or a portion  of either  its advisory  and/or  distribution  fees and  assumes  operating  expenses to the extent necessary to limit expense ratios to 0.95% after custodian fee credits are applied.
(7)Reporting   guidelines   require  the  funds  to  disclose   the  effects  of
   implementing  the  change in  accounting  for  amortization  of  premium  and discount on debt  securities.  If  adjustments  were not made, net investment income per share would have been $0.491 and net realized and unrealized  gain
   (loss) per share would have been $0.184.

(8)Annualized.

+ Per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amounts per share of realized and unrealized gains and losses at such times.

See notes to financial statements

WRIGHT U.S. GOVERNMENT INTERMEDIATE FUND (WUSGI)
-------------------------------------------------------------------------------
Portfolio of Investments - June 30, 2003 (unaudited)



Face                                                     Coupon      Maturity        Market                        Current
Amount            Description                             Rate         Date           Price          Value          Yield
----------------------------------------------------------------------------------------------------------------------------------


MORTAGE-BACKED SECURITIES

$      47,256     FHLMC Gold Pool #M90724                5.500%      05-01-07       $102.98         $ 48,664        5.3%
      604,567     FHLMC Gold Pool #M90767                4.500%      11-01-07        103.36         624,912         4.4%
      242,111     FHLMC Gold Pool #M90802                4.000%      03-01-08        103.00          249,385        3.9%
      150,844     FNMA Pool #254227                      5.000%      02-01-09        103.16          155,618        4.8%
      325,599     FNMA Pool #254546                      5.500%      12-01-17        103.91          338,336        5.3%
      243,383     FNMA Pool #663689                      5.000%      01-01-18        103.45          251,790        4.8%


U.S. GOVERNMENT AGENCIES

$   1,200,000     FHLB                                   3.625%      10-15-04       $103.11      $ 1,237,415        3.5%
      200,000     FHLMC                                  1.875%      01-15-05        100.93          201,871        1.9%
      400,000     FHLMC                                  2.875%      09-26-05        100.43          401,743        2.9%
      550,000     FHLMC                                  5.125%      07-15-12        110.52          607,895        4.6%
      320,000     FHLMC                                  4.000%      06-12-13         98.38          314,820        4.1%
      750,000     FNMA                                   3.000%      06-15-04        101.75          763,143        2.9%
    1,350,000     FNMA                                   3.875%      03-15-05        104.43        1,409,928        3.7%
    1,250,000     FNMA                                   2.875%      10-15-05        103.04        1,288,034        2.8%
    1,500,000     FNMA                                   1.750%      06-16-06         99.72        1,495,882        1.8%
    1,180,000     FNMA                                   2.875%      05-19-08        100.44        1,185,204        2.9%
      250,000     FNMA                                   5.375%      11-15-11        112.66          281,663        4.8%
      175,000     FNMA                                   4.375%      09-15-12        104.86          183,512        4.2%

U.S. TREASURIES

$   1,600,000     U.S. Treasury Notes                    6.750%      05-15-05       $110.16      $ 1,762,563        6.1%
      200,000     U.S. Treasury Notes                    4.625%      05-15-06        108.43          216,867        4.3%
    1,500,000     U.S. Treasury Notes                    3.000%      11-15-07        103.17        1,547,696        2.9%
    1,150,000     U.S. Treasury Notes                    5.000%      08-15-11        112.20        1,290,337        4.5%
                                                                                                 -----------
Total Investments (identified cost, $15,490,631) - 97.6%                                         $15,857,278

Other Assets, less Liabilities - 2.4%                                                                382,172
                                                                                                 -----------
Net Assets -  100.0%                                                                             $16,239,450
                                                                                                ============

FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association

See notes to financial statements

WRIGHT U.S. GOVERNMENT INTERMEDIATE FUND (WUSGI)
-------------------------------------------------------------------------------



                       STATEMENT OF ASSETS AND LIABILITIES
                            June 30, 2003 (unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
    (identified cost of $15,490,631) (Note 1A) $ 15,857,278
  Cash....................................          280,614
  Receivable from investment adviser......           16,801
  Interest receivable.....................          109,374
  Other assets............................            2,460
                                               ------------
    Total assets..........................     $ 16,266,527
                                               ------------


LIABILITIES:
  Payable for fund shares reacquired......     $        230
  Distributions payable...................           12,009
  Transfer agent fee payable..............            3,802
  Accrued expenses and other liabilities..           11,036
                                               ------------
    Total liabilities.....................     $     27,077
                                               ------------


NET ASSETS................................     $ 16,239,450
                                               ============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $15,691,709
  Accumulated undistributed net realized loss
   on investments (computed on the basis of
    identified cost.......................         384,548
  Unrealized appreciation on investments
   (computed on the basis of identified cost)      366,647
  Distributions in excess of net investment
    income................................        (203,454)
                                               ------------

   Net assets applicable to outstanding shares $16,239,450
                                               ============

  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................       1,170,153
                                               ============
  NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................     $     13.88
                                               ============





                             STATEMENT OF OPERATIONS
                   Six Months Ended June 30, 2003 (unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):
   Interest income .......................     $   115,316
                                               ------------
  Expenses -
   Investment adviser fee (Note 3)........     $    35,531
   Administration fee (Note 3)............           7,106
   Compensation of Trustees not employees of
    the investment adviser or administrator          4,800
   Custodian fee (Note 1C)................          21,780
   Distribution expenses (Note 4).........          19,742
   Transfer and dividend disbursing agent fees       8,895
   Shareholder Communications.............           1,916
   Printing...............................           1,527
   Audit services.........................          33,750
   Legal services.........................           2,692
   Registration costs.....................           8,316
   Miscellaneous..........................           1,876
                                               ------------
    Total expenses........................     $    147,931
                                               ------------

Deduct -
   Preliminary reduction of custodian fee
    (Note 1C).............................     $      (829)
   Preliminary allocation of expenses to
    investment adviser (Note 3)...........         (16,801)
   Preliminary reduction of investment adviser fee
    (Note 3)..............................         (35,531)
   Preliminary reduction of distribution expenses by
    principal underwriter (Note 4)........         (19,742)
                                               ------------
    Total deductions......................     $   (72,903)
                                               ------------
    Net expenses..........................     $    75,028
                                               ------------
      Net investment income...............     $    40,288
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $   670,987
  Change in unrealized appreciation (depreciation)
   of investments.........................        (337,163)
                                               ------------
   Net realized and unrealized gain of
    investments...........................     $   333,824
                                               ------------

    Net increase in net assets from operations $   374,112
                                               ============

See notes to financial statements

WRIGHT U.S. GOVERNMENT INTERMEDIATE FUND (WUSGI)
-------------------------------------------------------------------------------

                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2003        Dec. 31, 2002
---------------------------------------------------------------------------------------------------------------------------------
                                                                                        (unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $     40,288          $    433,981
     Net realized gain on investments...........................................          670,987               478,964
     Change in unrealized appreciation (depreciation) on investments............         (337,163)              (78,322)
                                                                                      ------------          ------------
       Net increase in net assets resulting from operations.....................     $    374,112          $    834,623
                                                                                      ------------          ------------

   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $   (275,981)         $   (474,533)
     From net realized gain.....................................................               --              (336,443)
                                                                                      ------------          ------------
       Total distributions......................................................     $   (275,981)         $   (810,976)
                                                                                      ------------          ------------
   Net increase (decrease) in net assets from fund share transactions (Note 5)..     $    625,922          $  5,322,697
                                                                                      ------------          ------------
       Net increase in net assets...............................................     $    724,053          $  5,346,344

NET ASSETS:
   At beginning of period.......................................................       15,515,397            10,169,053
                                                                                      ------------          ------------
   At end of period.............................................................     $ 16,239,450          $ 15,515,397
                                                                                     =============         =============

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF PERIOD...............................................     $   (203,454)         $     32,239
                                                                                     =============         =============


See notes to financial statements

WRIGHT U.S. GOVERNMENT INTERMEDIATE FUND (WUSGI)
-------------------------------------------------------------------------------


                                                Six Months
                                                   Ended                   Year Ended December 31,
                                               -------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                           June 30, 2003    2002          2001         2000         1999        1998
------------------------------------------------------------------------------------------------------------------------------
                                                (Unaudited)

Net asset value, beginning of period........     $ 13.790     $ 13.630     $  13.750    $  12.890    $  14.400     $ 13.950
                                                 --------     --------     --------     --------     --------      --------
Income (loss) from investment operations:
   Net investment income(1) ................     $  0.037     $  0.575     $   0.651(7) $   0.737    $   0.722     $  0.724
   Net realized and unrealized gain (loss)..        0.292        0.496         0.006(7)     0.842       (1.282)       0.632
                                                 --------     --------     --------     --------     --------      --------
     Total income (loss)
     from investment operations.............     $  0.329     $  1.071     $   0.657    $   1.579    $  (0.560)    $  1.356
                                                 --------     --------     --------     --------     --------      --------
Less distributions:
   Distributions from investment income.....     $ (0.239)    $ (0.605)    $  (0.701)   $  (0.719)   $  (0.716)    $ (0.741)
   Distributions from capital gains.........        -           (0.306)       (0.076)       -           (0.234)      (0.165)
                                                 --------     --------     --------     --------     --------      --------

     Total distributions....................     $ (0.239)    $ (0.911)    $  (0.777)   $  (0.719)   $  (0.950)    $ (0.906)
                                                 --------     --------     --------     --------     --------      --------
Net asset value, end of period..............     $ 13.880     $ 13.790     $  13.630    $  13.750    $  12.890     $ 14.400
                                                 =========    =========    =========    =========    =========    =========
Total return(2) ............................        2.41%        8.07%        5.40%        12.61%      (3.97%)        9.95%

Ratios/Supplemental Data(1):
   Net assets, end of period (000 omitted)..     $  16,239    $  15,515    $  10,169    $  16,498    $  31,192     $ 67,256
     Ratio of net expenses to average net assets     0.96%(8)     1.01%(3)     1.02%(3)     0.97%(3)     0.92%(3)     0.94%(3)
     Ratio of net expenses after custodian fee
        reduction to average net assets(4) .         0.95%(8)     0.95%(3)(6)  0.95%(3)(6)  0.95%(3)(6)  0.90%(3)     0.90%(3)
     Ratio of net investment income
        to average net assets...............         0.51%(8)     3.95%        5.11%        5.55%        5.26%        5.09%
   Portfolio turnover rate  ................           74%          98%(5)       27%(5)       74%(5)        0%(5)        7%(5)

---------------------------------------------------------------------------------------------------------------------------------

(1)For each of the periods presented, the operating expenses of the fund were reduced by an allocation of expenses to the investment adviser, a reduction in distribution fees by the distributor, a reduction in administrator fees, or a combination thereof. Had such action not been undertaken, the net investment income per share and the ratios would have been as follows:

                                                   2003         2002          2001         2000         1999         1998
-------------------------------------------------------------------------------------------------------------------------

Net investment income per share.............     $ (0.027)    $  0.477     $   0.547    $   0.700    $   0.703     $  0.721
                                                 =========    =========    =========    =========    =========    =========
Ratios (as a percentage of average net assets):

   Expenses ................................        1.87%(8)     1.62%(3)      1.84%(3)     1.26%(3)     1.06%(3)     0.96%(3)
                                                 =========    =========    =========    =========    =========    =========
   Expenses after custodian fee reduction(4)        1.86%(8)     1.56%(3)      1.77%(3)     1.24%(3)     1.04%(3)     0.92%(3)
                                                 =========    =========    =========    =========    =========    =========
   Net investment income....................       (0.40%)(8)    3.28%         4.29%        5.27%        5.12%        5.07%
                                                 =========    =========    =========    =========    =========    =========

------------------------------------------------------------------------------------------------------------------------------

(2)Total  investment  return is calculated  assuming a purchase at the net asset value on the first  day and a sale at the net asset  value on the last day of each year reported.  Dividends and  distributions,  if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Includes each fund's share of its corresponding portfolio's allocated expenses.
(4)Custodian fees were reduced by credits  resulting from cash balances the fund and the portfolio maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets  reported above is computed  without consideration of such credits.
(5)Represents portfolio turnover rate at the fund's corresponding portfolio.
(6)Under a written  agreement,  Wright  waives  all or a portion  of either  its advisory  and/or  distribution  fees and  assumes  operating  expenses to the extent necessary to limit expense ratios to 0.95% after custodian fee credits are applied.
(7)Reporting   guidelines   require  the  fund  to   disclose   the  effects  of
   implementing  the change in accounting  for the  amortization  of premium and discount on debt securities. If the adjustments were not made, net investment income per share would have been $0.713 and net realized and unrealized  gain
   (loss) per share would have been $(0.056).

(8)Annualized.

See notes to financial statements

WRIGHT TOTAL RETURN BOND FUND (WTRB)
------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - June 30, 2003 (unaudited)


Face                                                     Coupon      Maturity        Market                        Current
Amount            Description                             Rate         Date           Price          Value          Yield
----------------------------------------------------------------------------------------------------------------------------------


ASSET-BACKED SECURITIES
-------------------------
$    700,000      Citibank Credit Card Master Trust      6.900%      10-15-07       $111.31        $ 779,191        6.2%
     935,000      MBNA Master Credit Card Tr.,
                   Ser. 2000-AA                          7.350%      07-16-07        109.46         1,023,540       6.7%
                                                                                                  ------------
Total Asset-Backed Securities (identified cost, $1,634,361) - 4.3%                                $ 1,802,731
                                                                                                  ------------



CORPORATE BONDS
----------------
AUTO

$    160,000      DaimlerChrysler North American
                   Holding Co.                           7.200%      09-01-09       $113.81        $ 182,099        6.3%
     170,000      General Motors Corp.                   8.800%      03-01-21        103.67          176,248        8.5%


BLDG-RESIDENTIAL/COMMER

$    150,000      Centex Corp.                           7.875%      02-01-11       $121.14        $ 181,719        6.5%


CABLE TV

$    145,000      A T & T Broadband Corp.                8.375%      03-15-13       $125.62        $ 181,980        6.7%
     155,000      Cox Communications, Inc.               7.125%      10-01-12        119.62          185,415        6.0%


ELECTRIC-INTEGRATED

$    180,000      American Electric Power Co., Inc.      6.125%      05-15-06       $109.70        $ 197,464        5.6%
      165,000     Dominion Resources, Inc.               6.300%      03-15-33        106.04          174,973        5.9%
     435,000      PPL Electric Utilities                 5.875%      08-15-07        110.47          480,546        5.3%
     155,000      Progress Energy, Inc.                  7.100%      03-01-11        116.54          180,640        6.1%


BANKS

$    500,000      Bank of New York Co., Inc.             6.375%      04-01-12       $116.32        $ 581,625        5.5%
      600,000     Bank One Corp., Note                   2.625%      06-30-08         98.42          590,561        2.7%
      285,000     Royal Bank of Scotland                 7.648%      08-31-49        127.39          363,071        6.0%


DIVERSIFIED FINANCIALS

$    300,000      Boeing Capital Corp., Senior Note      7.375%      09-27-10       $118.66        $ 355,995        6.2%
     340,000      CIT Group Holdings, Inc.               6.875%      11-01-09        113.58          386,176        6.1%
     315,000      Ford Motor Credit Co.                  7.375%      10-28-09        104.98          330,718        7.0%
     440,000      General Elec Cap Corp.                 6.125%      02-22-11        114.20          502,507        5.4%
     550,000      Household Finance Corp.                8.000%      07-15-10        124.22          683,244        6.4%
     500,000      International Lease Finance Corp.      5.125%      08-01-04        103.73          518,685        4.9%
     500,000      Lehman Brothers Holdings, Inc.         7.750%      01-15-05        109.81          549,095        7.1%
     540,000      Wells Fargo & Co.                      4.800%      07-29-05        106.53          575,299        4.5%


FOOD-RETAIL

$    155,000      Albertson's, Inc.                      7.500%      02-15-11       $116.99        $ 181,350        6.4%
      170,000     Safeway, Inc., Note                    5.800%      08-15-12        107.42          182,618        5.4%


INSTRUMENTS-CONTROLS

$    500,000      Honeywell International, Inc.          7.000%      03-15-07       $114.31        $ 571,580        6.1%


MEDICAL-HMO

$    430,000      UnitedHealth Group, Inc.               5.200%      01-17-07       $108.99        $ 468,690        4.8%


MULTIMEDIA

$     160,000     AOL Time Warner, Inc., Note            7.625%      04-15-31       $115.84        $ 185,351        6.6%


OIL & GAS

$    360,000      Conoco, Inc.                           6.350%      04-15-09       $117.02        $ 421,299        5.4%
     350,000      ConocoPhilips                          6.375%      03-30-09        116.65          408,295        5.5%
      165,000     Repsol International Finance           7.450%      07-15-05        110.09          181,659        6.8%
      145,000     Transocean Sedco Forex                 7.500%      04-15-31        123.55          179,152        6.1%


PAPER & RELATED PRODUCTS

$    160,000      Meadwestvaco Corp.                     6.850%      04-01-12       $115.63        $ 185,008        5.9%


PIPELINES

$     165,000     Duke Capital Corp., Senior Note        7.500%      10-01-09        114.54        $ 189,007        6.5%


PROPERTY/CASUALTY INS.

$     170,000     Fund American Cos., Inc.,
                   Guar. Senior Note                     5.875%      05-15-13       $104.75        $ 178,090        5.6%


TELECOM

$    550,000      Ameritech Capital Corp.                6.150%      01-15-08       $113.50        $ 624,266        5.4%
     155,000      AT & T Wireless                        7.875%      03-01-11        118.31          183,383        6.7%
     485,000      BellSouth Telecommunications, Inc.     6.375%      06-15-04        104.72          507,895        6.1%
     130,000      British Telecom Plc                    8.875%      12-15-30        136.96          178,054        6.5%
     145,000      Deutsche Telekom International Finance 8.500%      06-15-10        123.03          178,406        6.9%
     145,000      France Telecom SA                      9.250%      03-01-11        126.07          182,810        7.3%
     180,000      Sprint Capital Corp.                   6.125%      11-15-08        108.68          195,628        5.6%
     290,000      Verizon Global Funding Corp.           7.750%      12-01-30        127.14          368,707        6.1%
                                                                                                  ----------
Total Corporate Bonds (identified cost, $12,307,384) - 31.6%                                     $13,129,308
                                                                                                  ----------



GOVERNMENT INTERESTS
-----------------------

MORTGAGE-BACKED SECURITIES

$     298,712     FHLMC Pool #27663                      7.000%      06-01-29       $104.92        $ 313,419        6.7%
      181,748     FHLMC Pool #E00903                     7.000%      10-01-15        106.25          193,124        6.6%
      206,466     FNMA Pool #479477                      6.000%      01-01-29        104.14          215,014        5.8%
      170,423     FNMA Pool #489357                      6.500%      03-01-29        104.42          177,962        6.2%
      197,671     FNMA Pool #535332                      8.500%      04-01-30        107.76          213,017        7.9%
      737,694     FNMA Pool #545407                      5.500%      01-01-32        103.56          763,962        5.3%
      422,279     FNMA Pool #597396                      6.500%      09-01-31        104.31          440,496        6.2%
      256,569     FNMA Pool #634823                      6.500%      03-01-32        104.31          267,639        6.2%
      730,150     FNMA Pool #663689                      5.000%      01-01-18        103.45          755,371        4.8%
      298,455     GNMA II Pool #2671                     6.000%      11-20-28        104.40          311,615        5.7%
       66,956     GNMA II Pool #2909                     8.000%      04-20-30        106.95           71,616        7.5%
      228,033     GNMA II Pool #2972                     7.500%      09-20-30        105.69          241,015        7.1%
       81,788     GNMA II Pool #2973                     8.000%      09-20-30        106.95           87,480        7.5%
    1,061,949     GNMA Pool #374892                      7.000%      02-15-24        106.33        1,129,174        6.6%
      209,889     GNMA Pool #376400                      6.500%      02-15-24        105.60          221,657        6.2%
      301,321     GNMA Pool #379982                      7.000%      02-15-24        106.33          320,396        6.6%
      457,678     GNMA Pool #410081                      8.000%      08-15-25        108.49        $ 496,579        7.4%
      241,695     GNMA Pool #427199                      7.000%      12-15-27        105.88          255,931        6.6%
      145,888     GNMA Pool #436214                      6.500%      02-15-13        106.32          155,120        6.1%
      166,815     GNMA Pool #442996                      6.000%      06-15-13        105.40          175,825        5.7%
      359,132     GNMA Pool #448490                      7.500%      03-15-27        106.45          382,303        7.0%
      639,540     GNMA Pool #458762                      6.500%      01-15-28        105.19          672,743        6.2%
      462,456     GNMA Pool #460726                      6.500%      12-15-27        105.23          486,660        6.2%
      348,623     GNMA Pool #463839                      6.000%      05-15-13        105.40          367,454        5.7%
      385,837     GNMA Pool #478072                      6.500%      05-15-28        105.19          405,868        6.2%
      194,156     GNMA Pool #488924                      6.500%      11-15-28        105.19          204,236        6.2%
      114,501     GNMA Pool #510706                      8.000%      11-15-29        107.99          123,652        7.4%

U.S. GOVERNMENT AGENCIES

$    500,000      FHLB                                   5.125%      03-06-06       $108.94        $ 544,701        4.7%
     530,000      FHLB                                   5.800%      09-02-08        115.14          610,267        5.0%
      425,000     FHLMC                                  4.000%      06-12-13         98.38          418,121        4.1%
   1,000,000      FNMA                                   3.000%      06-15-04        101.75        1,017,524        2.9%
   1,005,000      FNMA                                   1.750%      06-16-06         99.72        1,002,241        1.8%
    1,040,000     FNMA                                   2.875%      05-19-08        100.44        1,044,586        2.9%
      420,000     FNMA                                   6.250%      05-15-29        117.51          493,580        5.3%
      955,000     Tennessee Valley Authority             6.000%      03-15-13        117.08        1,118,145        5.1%
     300,000      Tennessee Valley Authority - Series E  6.250%      12-15-17        119.86          359,590        5.2%

U.S. TREASURIES

$    745,000      U.S. Treasury Bonds                    7.250%      05-15-16       $133.02        $ 991,025        5.5%
     330,000      U.S. Treasury Bonds                    6.125%      11-15-27        121.75          401,801        5.0%
   2,600,000      U.S. Treasury Notes                    3.625%      03-31-04        102.00        2,652,104        3.6%
   1,110,000      U.S. Treasury Notes                    4.625%      05-15-06        108.43        1,203,613        4.3%
   2,520,000      U.S. Treasury Notes                    3.000%      11-15-07        103.17        2,600,128        2.9%
   1,950,000      U.S. Treasury Notes                    5.000%      08-15-11        112.20        2,187,962        4.5%
                                                                                                 -----------
Total Government Interests (identified cost, $25,064,126) - 62.9%                                $26,094,716
                                                                                                 -----------

Total Investments (identified cost, $39,005,871) - 98.8%                                         $41,026,755

Other assets, Less liabilities  - 1.2%                                                               489,057
                                                                                                 -----------

Net Assets -- 100.0%                                                                             $41,515,812
                                                                                                ============


FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association

See notes to financial statements

WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------



                       STATEMENT OF ASSETS AND LIABILITIES
                            June 30, 2003 (unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments at value
    (identified cost, $39,005,871) (Note 1A)   $ 41,026,755
  Cash....................................           92,402
  Receivable for fund shares issued.......           41,669
  Receivable from investment adviser......           14,455
  Interest receivable.....................          416,092
  Other assets............................            3,174
                                               ------------
    Total assets..........................     $ 41,594,547
                                               ------------


LIABILITIES:
  Payable for fund shares reacquired......     $     30,463
  Distributions payable...................           29,622
  Transfer agent fee payable..............            5,500
  Accrued expenses and other liabilities..           13,150
                                               ------------
    Total liabilities.....................     $     78,735
                                               ------------


NET ASSETS................................     $ 41,515,812
                                               ============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $ 41,663,726
  Accumulated undistributed net realized loss
   on investments (computed on the basis
   of identified cost)....................      (2,080,598)
  Unrealized appreciation on investments
   (computed on the basis of identified cost)    2,020,884
  Distributions in excess of net investment
   income.................................         (88,200)
                                               ------------
   Net assets applicable to outstanding
    shares................................     $ 41,515,812
                                               ==============
SHARES OF BENEFICIAL INTEREST
  OUTSTANDING.............................        3,140,760
                                               ==============
NET ASSET VALUE, OFFERING PRICE, AND
  REDEMPTION PRICE PER SHARE OF
  BENEFICIAL INTEREST.....................     $      13.22
                                               ==============





                             STATEMENT OF OPERATIONS

                   Six Months Ended June 30, 2003 (unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):

   Interest income........................     $   999,053
                                               ------------

  Expenses -
   Investment adviser fee (Note 3)........     $    89,323
   Administrator fee (Note 3).............          13,895
   Compensation of Trustees not employees of
    the investment adviser or administrator          4,800
   Custodian fee (Note 1C)................          31,456
   Distribution expenses (Note 4).........          49,624
   Transfer and dividend disbursing agent fees       9,702
   Shareholder Communications.............           4,364
   Printing...............................           1,916
   Audit services.........................          31,900
   Legal services.........................           4,229
   Registration costs.....................           8,204
   Miscellaneous..........................           6,234
                                               ------------
    Total expenses........................     $   255,647
                                               ------------

  Deduct -
   Preliminary reduction of custodian
    fee (Note 1C).........................     $    (2,924)
   Preliminary allocation of expenses to the
    investment adviser (Note 3)...........         (14,455)
   Preliminary reduction of distribution expenses by
    principal underwriter (Note 4)........         (49,624)
                                               ------------
    Total deductions......................     $   (67,003)
                                               ------------
    Net expenses..........................     $   188,644
                                               ------------
      Net investment income...............     $   810,409
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $ 1,200,613
  Change in unrealized appreciation (depreciation)
   of investments.........................        (478,636)
                                               ------------
   Net realized and unrealized gain of
    investments...........................     $   721,977
                                               ------------

    Net increase in net assets from operations $ 1,532,386
                                               ============



See notes to financial statements

WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------

                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2003        Dec. 31, 2002
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        (unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $    810,409          $  2,302,609
     Net realized gain on investments...........................................        1,200,613               509,400
     Change in unrealized appreciation (depreciation) of investments............         (478,636)            1,129,199
                                                                                      ------------          ------------
       Net increase in net assets resulting from operations.....................     $  1,532,386          $  3,941,208
                                                                                      ------------          ------------
   Distributions to shareholders (Note 2)
     From net investment income.................................................     $   (888,936)         $(2,378,235)
                                                                                      ------------          ------------
       Total distributions......................................................     $   (888,936)         $(2,378,235)
                                                                                      ------------          ------------
   Net increase (decrease) in net assets from fund share transactions (Note 5)..     $  1,468,781          $(12,779,874)
                                                                                      ------------          ------------
       Net increase (decrease) in net assets....................................     $  2,112,231          $(11,216,901)

NET ASSETS:
   At beginning of period.......................................................       39,403,581            50,620,482
                                                                                      ------------          ------------
   At end of period.............................................................     $ 41,515,812          $ 39,403,581
                                                                                     =============         =============
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF PERIOD......................................     $    (88,200)         $     (9,673)
                                                                                     =============         =============

See notes to financial statements

WRIGHT TOTAL RETURN BOND FUND (WTRB)
------------------------------------------------------------------------------


                                                Six Months
                                                   Ended                   Year Ended December 31,
                                               -------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                           June 30, 2003    2002          2001         2000         1999        1998
------------------------------------------------------------------------------------------------------------------------------
                                                (Unaudited)

Net asset value, beginning of period........     $ 13.010     $ 12.550     $  12.630    $  12.100    $  13.310     $ 12.930
                                                 --------     --------      --------      --------     --------      --------

Income (loss) from investment operations:

   Net investment income(1) ................     $  0.267     $  0.639     $   0.709(4) $   0.712        0.679    $  0.680
   Net realized and unrealized gain (loss)..        0.235        0.461        (0.090)(4)    0.530       (1.190)      0.524
                                                 --------     --------      ----------    --------     --------      --------
     Total income (loss) from investment
       operations ..........................     $  0.502     $  1.100     $   0.619    $   1.242     $ (0.511)   $  1.204
                                                 --------     --------     -----------    --------     --------      --------
Less distributions:
   Distributions from investment income.....     $ (0.292)    $ (0.640)    $  (0.699)   $  (0.712)   $  (0.680)    $ (0.690)
   Distributions from capital gains.........        -           --             -            -           (0.019)      (0.134)
                                                 --------     --------     --------     --------     ----------    --------
     Total distributions....................     $ (0.292)    $ (0.640)    $  (0.699)   $  (0.712)   $  (0.699)    $ (0.824)
                                                 --------     --------     --------     --------     ----------    --------
Net asset value, end of period..............     $ 13.220     $ 13.010     $ 12.550     $ 12.630     $  12.100     $ 13.310
                                                 =========    =========    =========    =========    =========    =========

Total return(2) ............................        3.89%        9.03%        4.96%       10.62%       (3.91%)        9.56%

Ratios/Supplemental Data(1):

   Net assets, end of period (000 omitted)..     $ 41,516     $ 39,404     $ 50,620     $ 65,775     $  87,336     $115,937
   Ratio of net expenses to average net assets      0.96%(6)     0.96%        0.96%        0.96%         0.90%        0.90%
   Ratio of net expenses after custodian fee
     reduction to average net assets(3) ....        0.95%(6)     0.95%(5)     0.95%(5)     0.95%(5)     0.90%         0.90%
   Ratio of net investment income to average
      net assets............................        4.08%(6)     4.92%        5.44%        5.84%        5.36%         5.18%
   Portfolio turnover rate..................           50%         68%          38%          61%          31%           26%

--------------------------------------------------------------------------------------------------------------------------------

(1)For the six months  ended June 30, 2003 and for the years ended  December 31,
   2002,  2001 and 1999,  the operating  expenses of the fund were reduced by an allocation  of  expenses to the  investment  adviser,  and/or a reduction  in
   distribution   expenses  by  the  distributor.   Had  such  action  not  been
   undertaken, net investment income per share and the ratios would have been as follows:

                                                   2003         2002          2001                      1999
                                                   --------------------------------------------------------------

   Net investment income per share..........     $  0.244     $  0.621     $  0.701                  $   0.678
                                                 ==========   ==========   ==========                ==========
   Ratios (As a percentage of average net assets):

     Expenses...............................        1.28%(6)    1.09%         1.02%                     0.91%
                                                 ==========   ==========   ==========                ==========
     Expenses after custodian fee reduction(3)      1.27%(6)    1.08%         1.01%                     0.91%
                                                 ==========   ==========   ==========                ==========
     Net investment income..................        3.76%(6)    4.78%         6.38%                     5.35%
                                                 ==========   ==========   ==========                ==========

------------------------------------------------------------------------------------------------------------------------------

(2)Total  investment  return is calculated  assuming a purchase at the net asset value on the first  day and a sale at the net asset  value on the last day of each year reported.  Dividends and  distributions,  if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Custodian fees were reduced by credits  resulting from cash balances the fund maintained  with the custodian  (Note 1C). The computation of net expenses to average daily net assets reported above is computed without  consideration of such credits.
(4)Reporting   guidelines   require  the  funds  to  disclose   the  effects  of
   implementing  the  change in  accounting  for  amortization  of  premium  and discount on debt  securities.  If  adjustments  were not made, net investment income per share would have been $0.716 and net realized and unrealized  gain
   (loss) per share would have been $(0.097).
(5)Under a written  agreement,  Wright  waives  all or a portion  of either  its advisory  and/or  distribution  fees and  assumes  operating  expenses to the extent necessary to limit expense ratios to 0.95% after custodian fee credits are applied.
(6)Annualized.


See notes to financial statements

WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - June 30, 2003 (unaudited)



Face                                                      Coupon       Maturity        Market                       Current
Amount            Description                              Rate          Date           Price          Value         Yield
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  (unaudited)
MORTGAGE-BACKED SECURITIES - 95.1%

$  404,141        FHLMC Pool #27663                       7.000%      06-01-29        $104.92       $ 424,039         6.7%
  1,465,193       FNMA Pool #254546                       5.500%      12-01-17         103.91       1,522,510         5.3%
   537,053        FNMA Pool #535131                       6.000%      03-01-29         104.14         559,287         5.8%
 1,768,107        FNMA Pool #673315                       5.500%      11-01-32         103.56       1,831,123         5.3%
 1,083,273        FNMA Pool #696828                       5.000%      04-01-18         103.45       1,120,691         4.8%
   232,683        GNMA II Pool #1268                      8.000%      07-20-23         107.97         251,247         7.4%
    13,316        GNMA II Pool #1596                      9.000%      04-20-21         111.21          14,810         8.1%
   104,891        GNMA II Pool #1788                      7.000%      07-20-24         105.89         111,069         6.6%
   110,028        GNMA II Pool #2218                      7.500%      05-20-26         106.14         116,794         7.1%
   311,504        GNMA II Pool #2268                      7.500%      08-20-26         106.14         330,660         7.1%
    57,495        GNMA II Pool #2855                      8.500%      12-20-29         107.16          61,617         7.9%
   847,114        GNMA II Pool #3228                      6.500%      04-20-32         104.50         885,262         6.2%
 1,724,679        GNMA II Pool #3259                      5.500%      07-20-32         103.92       1,792,358         5.3%
 2,293,379        GNMA II Pool #3284                      5.500%      09-20-32         103.92       2,383,375         5.3%
   197,657        GNMA II Pool #545                       7.500%      12-20-22         106.52         210,553         7.0%
   211,952        GNMA II Pool #723                       7.500%      01-20-23         106.46         225,648         7.0%
        40        GNMA Pool #003026                       8.000%      01-15-04         102.97              41         7.8%
        17        GNMA Pool #003331                       8.000%      01-15-04         102.97              18         7.8%
       185        GNMA Pool #004183                       8.000%      07-15-04         102.97             190         7.8%
       214        GNMA Pool #004433                       9.000%      11-15-04         103.72             222         8.7%
       534        GNMA Pool #005466                       8.500%      03-15-05         105.03             561         8.1%
        36        GNMA Pool #005561                       8.500%      04-15-05         105.03              38         8.1%
       134        GNMA Pool #005687                       7.250%      02-15-05         103.28             139         7.0%
       225        GNMA Pool #005910                       7.250%      02-15-05         103.28             232         7.0%
     2,200        GNMA Pool #007003                       8.000%      07-15-05         104.60           2,301         7.6%
        40        GNMA Pool #007319                       6.500%      10-15-04         101.64              40         6.4%
       933        GNMA Pool #009106                       8.250%      05-15-06         106.29             992         7.8%
     1,149        GNMA Pool #009889                       7.250%      02-15-06         104.08           1,196         7.0%
       122        GNMA Pool #011191                       7.250%      04-15-06         104.08             127         7.0%
       853        GNMA Pool #012526                       8.000%      11-15-06         105.86             903         7.6%
     25,223       GNMA Pool #151443                      10.000%      03-15-16         115.41          29,111         8.7%
     5,288        GNMA Pool #153564                      10.000%      04-15-16         115.41           6,104         8.7%
    14,320        GNMA Pool #172558                       9.500%      08-15-16         112.63          16,129         8.4%
    42,554        GNMA Pool #176992                       8.000%      11-15-16         109.36          46,537         7.3%
     4,511        GNMA Pool #177784                       8.000%      10-15-16         109.36           4,933         7.3%
     4,315        GNMA Pool #188060                       9.500%      10-15-16         112.63           4,860         8.4%
       432        GNMA Pool #190959                       8.500%      02-15-17         109.90             475         7.7%
    14,481        GNMA Pool #192357                       8.000%      04-15-17         109.38          15,840         7.3%
    42,365        GNMA Pool #194057                       8.500%      04-15-17         109.90          46,562         7.7%
    14,171        GNMA Pool #194287                       9.500%      03-15-17         112.71          15,973         8.4%
   111,882        GNMA Pool #194926                       8.500%      02-15-17         109.90         122,964         7.7%
     3,751        GNMA Pool #196063                       8.500%      03-15-17         109.90           4,123         7.7%


$   34,593        GNMA Pool #203369                       8.000%      12-15-16        $109.36        $ 37,832         7.3%
    13,957        GNMA Pool #206740                      10.000%      10-15-17         115.56          16,129         8.7%
    48,783        GNMA Pool #206762                       9.000%      04-15-21         111.57          54,430         8.1%
    21,609        GNMA Pool #207019                       8.000%      03-15-17         109.38          23,636         7.3%
     5,235        GNMA Pool #208076                       8.000%      04-15-17         109.38           5,726         7.3%
     4,822        GNMA Pool #210520                      10.500%      08-15-17         116.45           5,615         9.0%
    21,472        GNMA Pool #211013                       9.000%      01-15-20         111.63          23,970         8.1%
    17,665        GNMA Pool #211231                       8.500%      05-15-17         109.90          19,415         7.7%
    11,088        GNMA Pool #212601                       8.500%      06-15-17         109.90          12,187         7.7%
    49,191        GNMA Pool #219335                       8.000%      05-15-17         109.38          53,806         7.3%
    89,406        GNMA Pool #220703                       8.000%      05-15-17         109.38          97,793         7.3%
     9,577        GNMA Pool #220917                       8.500%      04-15-17         109.90          10,525         7.7%
   194,436        GNMA Pool #222112                       8.000%      01-15-22         109.08         212,095         7.3%
    22,802        GNMA Pool #223126                      10.000%      08-15-17         115.56          26,350         8.7%
    18,804        GNMA Pool #223133                       9.500%      07-15-17         112.71          21,195         8.4%
    10,672        GNMA Pool #223348                      10.000%      08-15-18         115.60          12,338         8.7%
     1,688        GNMA Pool #223588                      10.000%      12-15-18         115.60           1,951         8.7%
     4,490        GNMA Pool #224078                      10.000%      07-15-18         115.60           5,190         8.7%
    15,028        GNMA Pool #228308                      10.000%      01-15-19         115.65          17,380         8.6%
     5,466        GNMA Pool #228483                       9.500%      09-15-19         112.82           6,167         8.4%
    12,132        GNMA Pool #230223                       9.500%      04-15-18         112.78          13,682         8.4%
    14,853        GNMA Pool #245580                       9.500%      07-15-18         112.78          16,752         8.4%
     5,922        GNMA Pool #247473                      10.000%      09-15-18         111.26           6,589         9.0%
    28,055        GNMA Pool #247681                       9.000%      11-15-19         111.64          31,323         8.1%
     5,931        GNMA Pool #247872                      10.000%      09-15-18         115.60           6,856         8.7%
     5,237        GNMA Pool #250412                       8.000%      03-15-18         109.33           5,726         7.3%
     7,689        GNMA Pool #251241                       9.500%      06-15-18         112.78           8,671         8.4%
    14,591        GNMA Pool #258911                       9.500%      09-15-18         112.78          16,456         8.4%
    16,014        GNMA Pool #260999                       9.500%      09-15-18         112.78          18,061         8.4%
     9,942        GNMA Pool #263439                      10.000%      02-15-19         115.65          11,498         8.6%
     6,265        GNMA Pool #265267                       9.500%      08-15-20         112.87           7,071         8.4%
     8,025        GNMA Pool #266983                      10.000%      02-15-19         115.65           9,281         8.6%
     3,720        GNMA Pool #273690                       9.500%      08-15-19         112.82           4,198         8.4%
     7,369        GNMA Pool #274489                       9.500%      12-15-19         112.82           8,314         8.4%
     2,430        GNMA Pool #275456                       9.500%      08-15-19         112.82           2,741         8.4%
     6,347        GNMA Pool #277205                       9.000%      12-15-19         111.64           7,087         8.1%
     28,843       GNMA Pool #285744                       9.000%      05-15-20         111.63          32,199         8.1%
     19,791       GNMA Pool #286556                       9.000%      03-15-20         111.63          22,094         8.1%
     7,926        GNMA Pool #289092                       9.000%      04-15-20         111.63           8,848         8.1%
       274        GNMA Pool #294209                       9.000%      07-15-21         111.57             306         8.1%
    13,459        GNMA Pool #301366                       8.500%      06-15-21         109.60          14,752         7.8%
     7,311        GNMA Pool #302713                       9.000%      02-15-21         110.68           8,092         8.1%
     2,649        GNMA Pool #302723                       8.500%      05-15-21         109.60           2,904         7.8%
    14,274        GNMA Pool #302933                       8.500%      06-15-21         109.60          15,645         7.8%


$   40,529        GNMA Pool #304512                       8.500%      05-15-21        $109.60        $ 44,421         7.8%
    62,953        GNMA Pool #305091                       9.000%      07-15-21         111.57          70,240         8.1%
    12,332        GNMA Pool #306693                       8.500%      09-15-21         109.60          13,516         7.8%
    12,503        GNMA Pool #308792                       9.000%      07-15-21         111.57          13,951         8.1%
    12,810        GNMA Pool #311087                       8.500%      07-15-21         109.60          14,041         7.8%
     5,813        GNMA Pool #314222                       8.500%      04-15-22         109.52           6,367         7.8%
    37,290        GNMA Pool #315187                       8.000%      06-15-22         109.08          40,677         7.3%
   162,705        GNMA Pool #315388                       8.000%      02-15-22         109.08         177,482         7.3%
    17,272        GNMA Pool #315754                       8.000%      01-15-22         109.08          18,840         7.3%
    46,649        GNMA Pool #316240                       8.000%      01-15-22         109.08          50,885         7.3%
    55,102        GNMA Pool #317351                       8.000%      05-15-22         109.08          60,106         7.3%
    80,489        GNMA Pool #319441                       8.500%      04-15-22         109.52          88,153         7.8%
    26,170        GNMA Pool #321806                       8.000%      05-15-22         109.08          28,547         7.3%
    98,684        GNMA Pool #321807                       8.000%      05-15-22         109.08         107,647         7.3%
    49,373        GNMA Pool #321976                       8.500%      01-15-22         109.52          54,074         7.8%
   112,312        GNMA Pool #323226                       8.000%      06-15-22         109.08         122,513         7.3%
   146,939        GNMA Pool #323929                       8.000%      02-15-22         109.08         160,285         7.3%
    54,777        GNMA Pool #325165                       8.000%      06-15-22         109.08          59,752         7.3%
    46,451        GNMA Pool #325651                       8.000%      06-15-22         109.08          50,670         7.3%
    78,988        GNMA Pool #329540                       7.500%      08-15-22         107.14          84,635         7.0%
   333,108        GNMA Pool #329982                       7.500%      02-15-23         107.08         356,716         7.0%
    43,446        GNMA Pool #331361                       8.000%      11-15-22         109.08          47,392         7.3%
    38,128        GNMA Pool #335746                       8.000%      10-15-22         109.08          41,591         7.3%
    90,064        GNMA Pool #335950                       8.000%      10-15-22         109.08          98,244         7.3%
   193,831        GNMA Pool #348213                       6.500%      08-15-23         105.67         204,830         6.2%
   193,766        GNMA Pool #350659                       7.500%      06-15-23         107.08         207,498         7.0%
   484,605        GNMA Pool #350938                       6.500%      08-15-23         105.67         512,104         6.2%
   422,884        GNMA Pool #352001                       6.500%      12-15-23         105.67         446,880         6.2%
   221,050        GNMA Pool #352110                       7.000%      08-15-23         106.39         235,177         6.6%
   343,945        GNMA Pool #367806                       6.500%      09-15-23         105.67         363,462         6.2%
   410,210        GNMA Pool #368238                       7.000%      12-15-23         106.39         436,426         6.6%
   845,911        GNMA Pool #372050                       6.500%      02-15-24         105.60         893,341         6.2%
   98,242         GNMA Pool #372379                       8.000%      10-15-26         108.43         106,530         7.4%
   469,986        GNMA Pool #376218                       7.500%      08-15-25         106.83         502,130         7.0%
   102,358        GNMA Pool #394805                       7.500%      02-15-26         106.77         109,292         7.0%
   221,804        GNMA Pool #405558                       7.500%      01-15-26         106.77         236,830         7.0%
   465,565        GNMA Pool #410215                       7.500%      12-15-25         106.83         497,406         7.0%
   117,141        GNMA Pool #414736                       7.500%      11-15-25         106.83         125,153         7.0%
   110,208        GNMA Pool #417225                       7.500%      01-15-26         106.77         117,674         7.0%
   345,926        GNMA Pool #420707                       7.000%      02-15-26         105.97         366,594         6.6%
   149,860        GNMA Pool #421829                       7.500%      04-15-26         106.77         160,013         7.0%
   195,369        GNMA Pool #424173                       7.500%      03-15-26         106.77         208,604         7.0%
    48,207        GNMA Pool #431036                       8.000%      07-15-26         108.43          52,274         7.4%
   310,058        GNMA Pool #431612                       8.000%      11-15-26         108.43         336,217         7.4%


$  112,855        GNMA Pool #442190                       8.000%      12-15-26        $108.43       $ 122,376         7.4%
   470,933        GNMA Pool #448490                       7.500%      03-15-27         106.45         501,318         7.0%
   345,056        GNMA Pool #449176                       6.500%      07-15-28         105.19         362,970         6.2%
   736,540        GNMA Pool #457100                       6.500%      11-15-28         105.19         774,779         6.2%
   959,310        GNMA Pool #458762                       6.500%      01-15-28         105.19       1,009,114         6.2%
   462,456        GNMA Pool #460726                       6.500%      12-15-27         105.23         486,660         6.2%
   310,237        GNMA Pool #462444                       6.500%      12-15-27         105.23         326,474         6.2%
   318,715        GNMA Pool #462623                       6.500%      03-15-28         105.19         335,262         6.2%
   269,515        GNMA Pool #469226                       6.500%      03-15-28         105.19         283,507         6.2%
   675,683        GNMA Pool #469615                       6.500%      10-15-28         105.19         710,763         6.2%
 2,996,493        GNMA Pool #471369                       5.500%      05-15-33         104.37       3,127,590         5.3%
   717,248        GNMA Pool #472028                       6.500%      05-15-28         105.19         754,486         6.2%
   603,276        GNMA Pool #480030                       6.500%      06-15-28         105.19         634,596         6.2%
   972,875        GNMA Pool #484195                       6.500%      08-15-28         105.19       1,023,383         6.2%
 1,776,620        GNMA Pool #486482                       6.500%      09-15-28         105.19       1,868,857         6.2%
 1,241,748        GNMA Pool #523002                       6.500%      02-15-32         105.03       1,304,260         6.2%
   561,802        GNMA Pool #538314                       7.000%      02-15-32         105.65         593,561         6.6%
   945,993        GNMA Pool #547605                       6.500%      01-15-31         105.04         993,674         6.2%
   691,037        GNMA Pool #552393                       6.500%      02-15-32         105.03         725,826         6.2%
   495,878        GNMA Pool #554203                       7.000%      12-15-31         105.64         523,891         6.6%
   762,895        GNMA Pool #570141                       6.500%      12-15-31         105.04         801,348         6.2%
 2,724,799        GNMA Pool #585467                       6.000%      08-15-32         104.90       2,858,452         5.7%
 1,770,578        GNMA Pool #587080                       6.500%      05-15-32         105.03       1,859,712         6.2%
 1,983,520        GNMA Pool #589580                       5.500%      11-15-32         104.37       2,070,347         5.3%
 1,982,156        GNMA Pool #595207                       5.500%      12-15-32         104.37       2,068,924         5.3%
 1,875,588        GNMA Pool #595606                       6.000%      11-15-32         104.90       1,967,587         5.7%
   364,622        GNMA Pool #780429                       7.500%      09-15-26         106.80         389,439         7.0%
                                                                                                   -----------
TOTAL INVESTMENTS (identified cost, $44,999,460) - 95.1%                                           $49,512,866
                                                                                                   -----------
Other Assets, less Liabilities - 4.9%                                                                2,531,884
                                                                                                   -----------
Net Assets - 100.0%                                                                                $52,044,750
                                                                                                  ============


FHLMC - Federal Home Loan Mortgage
FNMA - Federal National Mortgage Association
GNMA - Government Naitonal Mortgage Association

See notes to financial statements

WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------

                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 2003 (unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
    (identified cost of($44,999,460)(Note 1A)  $ 49,512,866
    Cash..................................        2,403,510
    Receivable for fund shares issued.....              676
    Receivable from investment adviser....           19,444
    Interest receivable...................          248,878
    Prepaid assets........................            2,218
                                               ------------
    Total assets..........................     $ 52,187,592
                                               ------------


LIABILITIES:
  Payable for fund shares reacquired......     $     10,343
  Distributions payable...................          111,792
  Payable to affiliate for Trustees' fees.                2
  Transfer agent fee payable..............            6,450
  Accrued expenses and other liabilities..           14,255
                                               ------------
    Total liabilities.....................     $    142,842
                                               ------------

NET ASSETS................................     $ 52,044,750
                                               ============
NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $ 47,357,890
  Accumulated undistributed net realized loss
   on investments (computed on the basis of
   identified cost).......................          405,039
  Unrealized appreciation on investments
   (computed on the basis of identified cost)     4,513,406
  Distributions in excess of net
    investment income.....................         (231,585)
                                               ------------
   Net assets applicable to outstanding
    shares................................     $ 52,044,750
                                               ============
   SHARES OF BENEFICIAL INTEREST
    OUTSTANDING...........................        4,877,972
                                               ==============
   NET ASSET VALUE, OFFERING PRICE, AND
    REDEMPTION PRICE PER SHARE OF
    BENEFICIAL INTEREST...................     $      10.67
                                               ==============


                             STATEMENT OF OPERATIONS
                   Six Months Ended June 30, 2003 (unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):

   Interest income........................     $ 1,857,796
                                               ------------
  Expenses -
   Investment adviser fee (Note 3)........     $   153,185
   Administrator fee (Note 3).............          30,637
   Compensation of Trustees not employees of
    the investment adviser or administrator          4,800
   Custodian fee (Note 1C)
    Standard shares (Note 1C).............          37,197
    Institutional shares (Note 1C)........           4,138
   Distribution expenses (Note 4).........          68,623
   Transfer and dividend disbursing agent fees
    Standard shares.......................           9,695
    Institutional shares..................           4,052
   Shareholder Communications.............           5,871
   Printing...............................           3,168
   Audit services.........................          36,600
   Legal services.........................           7,338
   Registration costs
    Standard shares.......................           9,420
    Institutional shares..................           8,769
   Miscellaneous..........................           4,269
                                               ------------
    Total expenses........................     $   387,762
                                               ------------

  Deduct -
   Preliminary reduction of custodian
    fee (Note 1C).........................     $    (8,231)
   Preliminary allocation of expenses to
    investment adviser (Note 3)...........         (26,710)
   Preliminary reduction of distribution expenses
    by principal underwriter (Note 4).....         (39,737)
                                               ------------
    Total deductions......................     $   (74,678)
                                               ------------
    Net expenses..........................     $   313,084
                                               ------------
      Net investment income...............     $ 1,544,712
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $ 1,501,701
  Change in unrealized appreciation (depreciation)
   of investments.........................      (2,293,397)
                                               ------------

   Net realized and unrealized gain
    of investments........................        (791,696)
                                               ------------

    Net increase in net assets from operations $   753,016
                                               ============


See notes to financial statements

WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------



                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2003        Dec. 31, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        (unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  1,544,712          $  3,968,028
     Net realized gain (loss) on investments....................................        1,501,701              (136,364)
     Change in unrealized appreciation (depreciation) on investments............       (2,293,397)            1,762,726
                                                                                      ------------          ------------
       Net increase in net assets resulting from operations.....................     $     753,016         $  5,594,390
                                                                                      ------------          ------------


   Distributions to shareholders (Note 2) -
     Standard shares............................................................     $ (1,320,064)         $ (2,850,468)
     Institutional shares.......................................................         (333,233)             (876,513)
     Tax return of capital
     Standard shares............................................................               --              (184,992)
     Institutional shares.......................................................               --               (56,884)
                                                                                      ------------          ------------
       Total distributions......................................................     $ (1,653,297)         $ (3,968,857)
                                                                                      ------------          ------------

   Net increase (decrease) in net assets from Fund share transactions
     Standard shares............................................................     $ (6,284,932)         $  2,848,357
     Institutional shares.......................................................      (15,550,021)           (3,221,642)
                                                                                      ------------          ------------
       Net decrease in net assets from fund share transactions..................     $(21,834,953)         $   (373,285)
                                                                                      ------------          ------------
       Net increase (decrease) in net assets....................................     $(22,735,234)         $  1,252,248

NET ASSETS:
   At beginning of period.......................................................       74,779,984            73,527,736
                                                                                      ------------          ------------
   At end of period.............................................................     $ 52,044,750          $ 74,779,984
                                                                                     =============         =============
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF PERIOD...............................................     $   (231,585)         $   (123,000)
                                                                                     =============         =============



See notes to financial statements

WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------


                                                Six Months
                                                   Ended                   Year Ended December 31,
                                               ------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                           June 30, 2003    2002         2001(4)      2000(4)      1999(4)      1998
-----------------------------------------------------------------------------------------------------------------------------
                                                (Unaudited)

Net asset value, beginning of period........     $ 10.810     $ 10.580     $  10.460    $  10.090    $  10.660    $ 10.630
                                                 --------     --------       --------     --------     --------     --------
Income (loss) from investment operations:

   Net investment income(1)  ...............     $  0.226     $  0.565     $   0.616    $   0.631    $   0.620    $  0.646
   Net realized and unrealized gain (loss)..       (0.110)       0.231         0.120        0.372       (0.570)      0.028
                                                 --------     --------       --------     --------     --------     --------
       Total income from
          investment operations.............     $  0.116     $  0.796     $   0.736    $   1.003    $   0.050    $  0.674
                                                 --------     --------       --------     --------     --------     --------

Less distributions:

   Distributions from net investment income.     $ (0.256)    $ (0.555)    $  (0.616)   $  (0.633)   $  (0.620)   $ (0.644)
   Tax return of capital....................        -           (0.011)       --           --           --          --
                                                 --------     --------       --------     --------     --------     --------
       Total distributions..................     $ (0.256)    $ (0.566)    $  (0.616)   $  (0.633)   $  (0.620)   $ (0.644)
                                                 --------     --------     --------     --------     --------     --------
Net asset value, end of period..............     $ 10.670     $ 10.810     $  10.580    $  10.460    $  10.090    $ 10.660
                                                 =========    =========    =========    =========    =========    =========

Total return(2) ............................        1.08%        7.70%         7.18%       10.31%        0.52%        6.51%

Ratios/Supplemental Data(1):

   Net assets, end of period (000 omitted)..     $  52,045    $  59,077    $  54,966    $  68,015    $  76,452     $90,262
   Ratio of net expenses to average net assets       0.98%(8)     0.97%(3)     0.95%(6)     0.95%(3)(6)  0.91%(3)    0.90%(3)
   Ratio of net expenses after custodian fee
     reduction to average net assets(6)(7) .        0.95%(8)   0.95%(3)        --           --           --          --
   Ratio of net investment income
      to average net assets.................        4.43%(8)     5.28%         5.83%        6.22%        6.02%       6.03%
   Portfolio turnover rate .................          14%          36%(5)         4%(5)        6%(5)        0%(5)       1%(5)

---------------------------------------------------------------------------------------------------------------------------------

(1)For the six months ended June 30, 2003 and for the years ended December 31, 2002, 2001, 2000, 1999, and 1998, the operating expenses of the fund were reduced by an allocation of expenses to the investment adviser or a reduction in distribution expense by the distributor. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                   2003         2002          2001         2000         1999         1998
                                                   ---------------------------------------------------------         ----

     Net investment income per share........     $  0.224     $  0.555     $   0.609    $   0.629    $   0.615     $  0.644
                                                 =========    =========    =========    =========    =========     =========
     Ratios (As a percentage of average net assets):

       Expenses ............................        1.20%(8)     1.06%(3)      1.02%(3)     0.97%(3)     0.96%(3)     0.92%(3)
                                                 =========    =========    =========    =========    =========     =========
       Expenses after custodian fee reduction(7)    1.17%(8)     1.04%(3)       --           --           --            --
                                                 =========    =========    =========    =========    =========     =========
       Net investment income................        4.21%(8)     5.19%         5.76%        6.20%        5.97%        6.01%
                                                 =========    =========    =========    =========    =========     =========
----------------------------------------------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Includes each fund's share of its corresponding portfolio's allocated expenses.
(4)Certain of the per share data are based on average shares outstanding.
(5)Represents portfolio turnover rate at the fund's corresponding portfolio.
(6)Under a written agreement in effect for the current fiscal year, Wright waives all or a portion of either its advisory and/or distribution fees and assumes operating expenses to the extent necessary to limit expense ratios to 0.95% after custodian fee credits are applied.
(7)Custodian fees were reduced by credits resulting from cash balances the fund andor the portfolio maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.
(8)Annualized.


See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)



(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Income Trust (the Trust), issuer of Wright U.S. Treasury Money Market Fund (WTMM) series, Wright U.S. Government Near Term Fund (WNTB) series, Wright U.S. Government Intermediate Fund (WUSGI) series, Wright Total Return Bond Fund (WTRB) series, and Wright Current Income Fund (WCIF) series (collectively, the Funds), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. WTMM seeks to provide as high a rate of current income as possible consistent with the presentation of capital and maintenance of liquidity. WNTB seeks a high level of income, which is normally above that available from short-term money market instruments or funds. WUSGI seeks a high total return with an emphasis on income. WTRB seeks a superior rate of total return, consisting of a high level of income plus price appreciation. WCIF seeks a high level of current income consistent with moderate fluctuations of principal. Prior to December 20, 2002, WNTB, WUSGI, and WCIF invested all of their investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding fund. Subsequent to December 20, 2002, the Funds invest directly in securities rather than through the Portfolio and maintain the same investment objective.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuations - Investments for which market quotations are readily available are valued at current market value as furnished by a pricing service. Investments for which valuations are not readily available will be appraised at their fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. WTMM's money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes market value. Use of amortized cost is subject to the fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

B. Interest Income - Interest income consists of interest accrued and discount earned (including both original issue and market discount) and amortization of premium or discount on long-term debt securities when required for federal income tax purposes. The income is accrued ratably to the date of maturity on the investments of the funds.

C. Expense Reduction - The funds have entered into an arrangement with their custodian agent whereby interest earned on uninvested cash balances is used to offset custodian fees. All significant reductions are reported as a reduction of total expenses in the Statement of Operations.

D. Federal Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2002, the Trust, for federal income tax purposes, had capital loss carryovers of $1,199,399(WNTB), $3,238,502 (WTRB), $1,066,805 (WCIF), and $341 (WTMM) which will reduce taxable income arising from future net realized gain on investments, if any,to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the respective fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

     12/31        WNTB       WTRB       WCIF       WTMM
-------------------------------------------------------------------------------

     2003      $ 376,568       $ -   $ 215,933        $ -
     2004              -          -    113,252          -
     2005        188,862          -     19,428          -
     2006         62,582          -          -          -
     2007        297,581          -     66,159          -
     2008        273,806  2,729,896    289,504          -
     2009              -          -    251,102          -
     2010              -    508,606    111,427        341

     At December 31, 2002, net capital losses of $3,266 for WNTB and $29,857 for WCIF attributable to security transactions incurred after October 31, 2002 are treated as arising on the first day of the fund's current taxable year.

E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F. Other - Investment transactions are accounted for on the date the investments are purchased or sold.

G. Interim Financial Statements - The interim financial statements relating to June 30, 2003 and for the period then ended have not been audited by independent certified public accountants, but in the opinion of the Trust's management reflect all recurring adjustments, necessary for the fair presentation of the financial statements.

(2) DISTRIBUTIONS

     Each fund's policy is to determine net income once daily, as of the close of the New York Stock Exchange and the net income so determined is substantially declared as a dividend to shareholders of record at the time of such determination. Distributions of realized capital gains are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the same fund at the net asset value as of the ex-dividend date. Dividends may be reinvested in additional shares of the same fund at the net asset value as of the payable date.

     The Trust requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary overdistributions for financial statement purposes be classified as distributions in excess of net investment income or accumulated net realized gains.

     Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

(3)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Service, Inc. (Wright) to act as investment adviser to the funds pursuant to the respective Investment Advisory Contracts. Wright furnishes each fund with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the six months ended June 30, 2003, the effective annual rate for WTMM was 0.35% and for WNTB, WUSGI, WCIF, and WTRB was
0.45 %. To enhance the net income of WTMM, WNTB and WUSGI, Wright made a preliminary reduction of its investment adviser fee by $30,008, $21,839 and $35,531, respectively. In addition, Wright has been allocated expenses on a preliminary basis of $62,387, $9,698, $16,801, $14,455 and $26,710 on behalf of
WTMM, WNTB, WUSGI, WTRB, and WCIF, respectively.

     The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the six months ended June 30, 2003, the effective annual rate was 0.07% for WTMM, 0.09% for WNTB, 0.09% for WUSGI, 0.07% for WTRB, and 0.11% for WCIF. Certain of the Trustees and officers of the Trust are directors/trustees and/or officers of the above organizations. Except as to Trustees of the Trust who are not employees of Eaton Vance or Wright, Trustees and officers received remuneration for their services to the Trust out of fees paid to Eaton Vance and Wright.

(4)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the funds, except WTMM, will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a wholly-owned subsidiary of Winthrop, at an annual rate of 0.25% of the average daily net assets of each fund for activities primarily intended to result in the sale of each fund's shares. To enhance the net income of WNTB, WUSGI, WTRB, and WCIF, the Principal Underwriter made a reduction of its fee by $40,583, $19,742, $49,624, and $39,737, respectively.

In addition, the Trustees have adopted a service plan (the Service Plan) which allows the funds to reimburse the Principal Underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of each fund's shares. The amount of service fee payable under the Service Plan may not exceed 0.25% annually of each fund's average daily net assets. For the six months ended June 30, 2003, the funds did not accrue or pay any service fees.

 (5) SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in fund shares were as follows:

                                                                   Six Months Ended                    Year Ended
                                                                     June 30, 2003                  December 31, 2002
                                                              --------------------------------------------------------------------
                                                               Shares            Amount         Shares            Amount
----------------------------------------------------------------------------------------------------------------------------------


Wright U.S. Treasury Money market  Fund--
     Sold.................................................  24,085,665    $  24,085,665      36,968,761     $  36,968,761
     Issued to shareholders in payment of
      distributions declared.............................       35,043           35,043         156,734           156,734
     Redemptions.......................................... (23,071,734)     (23,071,734)    (38,281,095)      (38,281,095)
                                                            -----------   --------------     -----------    --------------
         Net increase/(decrease)..........................   1,048,974    $   1,048,974      (1,155,600)    $  (1,155,600)
                                                            ============= =================  ============= =================

Wright U.S. Government Near Term Fund--
     Sold.................................................     639,351    $   6,688,478       1,167,139     $  12,125,339
     Issued to shareholders in payment of
      distributions declare...............................      31,153          325,881          75,264           780,133
     Redemptions..........................................    (922,102)      (9,644,073)     (1,515,316)      (15,725,859)
                                                            -----------   --------------     -----------    --------------
         Net decrease.....................................    (251,598)   $  (2,629,714)       (272,913)    $  (2,820,387)
                                                            ============= =================  ============= =================

Wright U.S. GOVERNMENT INTERMEDIATE Fund--
     Sold.................................................     201,138    $   2,773,435         595,408     $   8,310,825
     Issued to shareholders in payment of
      distributions declare...............................      14,451          199,652          41,876           575,858
     Redemptions..........................................    (170,258)      (2,347,165)       (258,594)       (3,563,986)
                                                            -----------   --------------     -----------    --------------
         Net increase.....................................      45,331    $     625,922         378,690     $   5,322,697
                                                            ============= =================  ============= =================

Wright Total Return Bond Fund--
     Sold.................................................     617,325    $   8,066,873         649,865     $   8,208,631
     Issued to shareholders in payment of
      distributions declared..............................      53,081          696,488         150,168         1,897,860
     Redemptions..........................................    (558,189)      (7,294,580)     (1,805,464)      (22,886,365)
                                                            -----------   --------------     -----------    --------------
         Net increase (decrease)..........................     112,217    $   1,468,781      (1,005,431)    $ (12,779,874)
                                                            ============= =================  ============= =================

Wright Current Income Fund -- Standard Shares

     Sold.................................................     573,783     $  6,159,739       1,753,958     $  18,765,516
     Issued to shareholders in payment of
      distributions declared..............................      58,101          623,937         139,397         1,492,961
     Redemptions..........................................  (1,216,922)     (13,068,608)     (1,627,469)      (17,410,120)
                                                            -----------   --------------     -----------    --------------
         Net increase (decrease)..........................    (585,038)    $ (6,284,932)        265,886     $   2,848,357
                                                            ============= =================  ============= =================

Wright Current Income Fund -- Institutional Shares

     Sold.................................................     394,118     $  4,020,000               -     $           -
     Issued to shareholders in payment of
      distributions declared..............................      27,597          282,568          91,650           933,035
     Redemptions..........................................  (1,948,242)     (19,852,589)       (409,996)       (4,154,677)
                                                            -----------   --------------     -----------    --------------
         Net decrease.....................................  (1,526,527)    $(15,550,021)       (318,346)    $  (3,221,642)
                                                            ============= =================  ============= =================

--------------------------------------------------------------------------------------------------------------------------------



(6)  INVESTMENT TRANSACTIONS

     The Trust invests primarily in debt securities. The ability of the issuers of the debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales and maturities of investments, other than short-term obligations, were as follows:

                     Six Months Ended June 30, 2003
              ---------------------------------------------
                WNTB        WUSGI       WTRB        WCIF
-------------------------------------------------------------------------------

Purchases--
Non-U.S.
Obligations $     -      $     -     $ 4,022,630 $ 8,986,689
           ===========  ===========  =========== ===========
U.S. Gov't
Obligations $18,864,529  $12,047,194 $16,930,875 $      -
            ===========  =========== =========== ===========

Sales --
Non-U.S. Gov't
Obligation  $     -      $     -     $ 3,886,806 $33,189,142
           ===========   =========== =========== ===========
U.S. Gov't
Obligations $20,650,894  $11,592,316 $15,573,188 $   -
            ===========  =========== =========== ===========

-------------------------------------------------------------------------------

(7)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at June 30, 2003, as computed on a federal income tax basis, are as follows:

                WNTB        WUSGI       WTRB        WCIF
-------------------------------------------------------------------------------

Aggregate
 cost.........$30,688,031  $15,523,974 $39,084,068  $44,999,460
              ==========   =========== ===========  ===========
Gross unrealized
 appreciation.    627,011      347,837   1,995,865    4,513,907
Gross unrealized
 depreciation.    (24,174)     (14,533)    (53,178)        (501)
                ----------   ----------  ----------  ----------
Net unrealized
 depreciation.  $ 602,837    $ 333,304 $ 1,942,687  $ 4,513,406
               ===========  =========== =========== ===========


(8)  LINE OF CREDIT

     The funds participate with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating funds at the end of each quarter. The funds did not have significant borrowings or allocated fees during the six months ended June 30, 2003. WNTB has $432,000 outstanding at June 30, 2003.

(9) CLASS ELIMINATION

     The Institutional Share class of Current Income Fund was fully liquidated on May 20, 2003.

Item 2. CODE OF ETHICS

Not Required in Filing.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not Required in Filing.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Required in Filing.

Items 5-6. [Reserved]

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Required in Filing.

Item 8. [Reserved]

Item 9. CONTROLS AND PROCEDURES

(a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. EXHIBITS

(a) and (b) Exhibit is attached to Filing.

(c) Exhibit is attached to Filing.

                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE WRIGHT MANAGED INCOME TRUST (ON BEHALF OF WRIGHT U.S. TREASURY MONEY MARKET FUND, WRIGHT U.S. GOVERNMENT NEAR TERM FUND,WRIGHT U.S. GOVERNMENT INTERMEDIATE FUND, WRIGHT TOTAL RETURN BOND FUND AND WRIGHT CURRENT INCOME FUND


By:      /s/Peter M. Donovan
         ----------------------
         Peter M. Donovan
         President


Date:    August 22, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/James L. O'Connor
         ----------------------
         James L. O'Connor
         Treasurer


Date:    August 22, 2003

By:      /s/Peter M. Donovan
         ----------------------
         Peter M. Donovan
         President


Date:    August 22, 2003